                               SCHEDULE 14A
                              (RULE 14A-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                           EXCHANGE ACT OF 1934

          Filed by the Registrant    [X]
          Filed by a Party other than the Registrant    [ ]
          Check the appropriate box:
          [ ]  Preliminary Proxy Statement
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule
               14a-12
          [ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

                     THE COLONEL'S INTERNATIONAL, INC.
_________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


_________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.
          (1) Title of each class of securities to which transaction applies:
          _________________________________________________________________
          (2) Aggregate number of securities to which transaction applies:
          _________________________________________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ________________________________________________________________
          (4) Proposed maximum aggregate value of transaction:
          ________________________________________________________________
          (5) Total fee paid:
          ________________________________________________________________
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1) Amount previously paid:
           _________________________________________________________________
           (2) Form, Schedule or Registration Statement No.:
           _________________________________________________________________
           (3) Filing party:
           _________________________________________________________________
           (4) Date filed:
           _________________________________________________________________

                     THE COLONEL'S INTERNATIONAL, INC.

                           620 SOUTH PLATT ROAD
                           MILAN, MICHIGAN 48160


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
________________________________________________________________________

     The annual meeting of shareholders of The Colonel's International, Inc. (the "Company") will be held at the Company's offices at 620 South Platt Road, Milan, Michigan 48160, on Tuesday, April 22, 1997, at
10:00 a.m. local time, for the following purposes:

     1.   To elect seven Directors to the Board of Directors.

     2. To consider and approve certain amendments to the Company's 1995 Long-Term Incentive Plan, including increasing the number of shares of Common Stock available for issuance under this plan from 3,000,000 to 4,000,000.

     3. To consider and approve the Company's 1997 Stock Option and Restricted Stock Plan for Selected Non-Employees.

     4. To confirm the appointment of Deloitte & Touche LLP as the independent auditors of the Company.

     5. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on March 3, 1997 are entitled to notice of and to vote at the meeting and any adjournment of the meeting. The following Proxy Statement and enclosed form of proxy are being furnished to holders of the Company's Common Stock on and after April 9, 1997.


                              By Order of the Board of Directors,

                              /s/ Michael J. McCloskey

                              Michael J. McCloskey
                              Vice-Chairman and Chief Executive Officer

April 9, 1997


          It is important that your shares be represented at the meeting. Even if you expect to attend the meeting,

             PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                           [THE COLONEL'S LOGO]




                      ANNUAL MEETING OF SHAREHOLDERS

                              APRIL 22, 1997

                              PROXY STATEMENT


     This Proxy Statement and the enclosed proxy are being furnished to the holders of Common Stock, $0.01 par value, of The Colonel's International, Inc. (the "Company") on and after April 9, 1997 in connection with the solicitation by the Company's Board of Directors of proxies for use at the annual meeting of shareholders to be held on April 22, 1997, and at any adjournment of that meeting. The annual meeting will be held at the Company's offices at 620 South Platt Road, Milan, Michigan 48160, at 10:00 a.m. local time.

     The purpose of the annual meeting is to consider and vote upon: (1) the election of seven Directors to the Board of Directors; (2) certain amendments to the Company's 1995 Long-Term Incentive Plan, including increasing the number of shares of Common Stock available for issuance under this plan from 3,000,000 to 4,000,000; (3) the adoption of the Company's 1997 Stock Option and Restricted Stock Plan for Selected Non-Employees; and (4) the confirmation of Deloitte & Touche LLP as the Company's independent auditors.

     If a proxy in the form distributed by the Company is properly executed and returned to the Company, the shares represented by that proxy will be voted at the annual meeting of shareholders and at any adjournment of that meeting. If a shareholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted for the election of all nominees of the Board of Directors named in this Proxy Statement and for the approval of the other three proposals to be presented at the meeting. The Company's management does not know of any other matter to be presented at the annual meeting. If other matters are presented, all shares represented by the proxy will be voted in accordance with the judgment of the persons named as proxies with respect to those other matters.

     A proxy may be revoked at any time prior to its exercise by written notice delivered to the Secretary of the Company. A proxy may also be revoked by attending and voting at the annual meeting.

     Solicitation of proxies will be made initially by mail. Directors, officers and employees of the Company may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by nominees and other fiduciaries who may mail material to or otherwise communicate with the beneficial owners of shares held by them. All expenses of solicitation of proxies will be paid by the Company.


                           ELECTION OF DIRECTORS

     The Board of Directors has nominated the following seven persons for reelection to the Company's Board of Directors:

                                 NOMINEES

                            Patsy L. Williamson
                           Michael J. McCloskey
                              Mark D. Stevens
                                Ben C. Parr
                              John M. Darcy
                             J. Daniel Frisina
                             Donald R. Gorman

     It is the intent of the persons named in the accompanying proxy to vote for the election of the seven nominees listed above. The proposed nominees are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not contemplated, the incumbent Directors may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person so selected. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

     A plurality of the shares represented in person or by proxy and voting at the meeting is required to elect Directors. For the purpose of counting votes on the election of Directors, abstentions, broker non-votes and other shares not voted will not be counted as shares voted, and the number of shares for which a plurality is required will be reduced by the number of shares not voted.

     The shares represented by proxies received from the Company's shareholders will be voted FOR election of the Board's nominees for Directors unless instructions to withhold a vote for any nominee are specified in the proxy. The Company has been informed by the holders of approximately 97.5% of the shares entitled to vote that they intend to vote in favor of the Board's nominees.

     Certain biographical information concerning the nominees listed above is set forth below under the heading "Board of Directors."

                    THE BOARD OF DIRECTORS RECOMMENDS A
            VOTE FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS

                         APPROVAL OF AMENDMENTS TO
                     THE 1995 LONG-TERM INCENTIVE PLAN

     The Company's Board of Directors believes that the Company's long-term interests will best be advanced by aligning the interests of its key business leaders and employees with the interests of its shareholders. Therefore, to attract and retain Directors, officers and other key management employees of exceptional abilities, and in recognition of the significant and extraordinary contributions to the long-term performance and growth of the Company made by these individuals, on February 27, 1995, the Board of Directors adopted The Colonel's International, Inc. 1995 Long-Term Incentive Plan (the "LTIP"). The LTIP was subsequently approved by the shareholders of the Company.

     Since its inception through the end of fiscal year 1996, the only Incentive Awards (defined below) made under the LTIP have been automatic grants of stock options to Messrs. Frisina and Gans, as described below (see "Ownership of Common Stock"). However, as discussed below (see "Board of Directors"), in February 1997, the Company appointed Mr. McCloskey as a Director, the Vice-Chairman of the Board and the Chief Executive Officer. In order to attract and retain Mr. McCloskey in these positions, the Board of Directors granted Mr. McCloskey options to acquire up to 1,000,000 shares of Common Stock under the LTIP, as more fully described in "Ownership of Common Stock." Also, the Company's Board of Directors granted to each non-employee Director of the Company options to acquire up to 5,000 shares of Common Stock under the LTIP. See "Ownership of Common Stock."

     In order to permit the Company to receive federal tax deductions for certain incentive awards issued under the LTIP, the Board of Directors determined that the LTIP should be amended to provide the Company with the opportunity to issue incentive awards that may be deemed performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). To this end, the Board of Directors approved the following amendments to the LTIP:

     -   Section 2.5 of the Plan was amended to read as follows:

     "Committee" means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board and all of its members shall be "non-employee directors" as defined in Rule 16b-3 issued under the [Exchange] Act. The Board, in its discretion, may also require that members of the Committee be "outside directors" as defined in the rules promulgated pursuant to Section 162(m) of the Code.

     This amendment was adopted to (a) reflect certain changes in the rules under Section 16 of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and (b) ensure that all Compensation Committee members met applicable requirements of Section 162(m) of the Code. Prior to its amendment, this section of the LTIP had read:

     "Committee" means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board, and all of its members shall be "disinterested persons" as defined in Rule 16b-3 under the [Exchange] Act.

     -   Section 4.1 of the Plan was amended to read as follows:

          4.1 NUMBER OF SHARES. Subject to adjustment as provided in subsection 4.2 of the Plan, a maximum of 4,000,000 shares of Common Stock shall be available for Incentive Awards under the Plan. Such shares shall be authorized and may be either unissued or treasury shares.

     Section 4.1 previously provided that a maximum of 3,000,000 shares of Common Stock would be available for issuance under the Plan. This amendment was intended to allow the Company to award greater amounts of Incentive Awards under the Plan.

     -   Section 5.3 of the LTIP was amended to read as follows:

          5.3 STOCK OPTION PRICE. The per share Stock Option price shall be determined by the Committee, but shall be a price that is equal to or greater than one hundred percent (100%) of the Market Value on the date of grant.

     This amendment was adopted to reflect certain changes in the Code. Previously, this section had read:

     The per share Stock Option price shall be determined by the Committee, but shall be a price that is equal to or higher than the par value of the Company's Common Stock; provided, however, that the per share Stock Option price for any shares designated as incentive stock options shall be equal to or greater than one hundred percent (100%) of the Market Value on the date of grant.

     - New Section 5.8 of the LTIP was added (and former Section 5.8 was renumbered as Section 5.9):

          5.8 LIMITS ON GRANTS. No Participant shall be granted, during any calendar year, Options to purchase more than 1,000,000 shares of Common Stock, subject to adjustment as provided in subsection 4.2 of the Plan. The purpose of this subsection 5.8 is to ensure that the Plan provides performance based compensation under Section 162(m) of the Code. This subsection
     5.8 shall be interpreted or amended to achieve that purpose.

     The Board of Directors directed that these amendments be presented to the Company's shareholders for their approval at the 1997 annual meeting of shareholders. If shareholder approval is not received, the foregoing amendments will not be made to the LTIP. Furthermore, if new Section 5.8 is not approved by the shareholders, then the Company will make no further grants to officers and Directors under the LTIP. The Board of Directors believes that the adoption and implementation of the foregoing amendments to the LTIP are now advisable to help enable the Company to attract and retain Directors and executive officers of the Company.

     The LTIP has primarily been used to grant stock options. However, the LTIP also permits grants of restricted stock, stock awards, stock appreciation rights and tax benefit rights if determined to be desirable to advance the purposes of the LTIP. These grants and awards are referred to as "Incentive Awards." By combining in a single plan many types of incentives commonly used in long-term incentive compensation programs, the LTIP provides significant flexibility to the Compensation Committee of the Board of Directors to tailor specific long-term incentives that would best promote the objectives of the LTIP, and in turn promote the interests of the Company's shareholders.

     The following is a summary of the principal features of the LTIP, as amended. The summary is qualified in its entirety by reference to the terms of the LTIP, the complete text of which (including the foregoing amendments) is attached as Appendix A to this Proxy Statement.

     Persons eligible to receive Incentive Awards under the LTIP (with certain limitations discussed below) include Directors (currently eight persons), corporate officers (currently three additional persons) and other key employees (currently no other persons) of the Company. A maximum of 4,000,000 shares of Common Stock (subject to certain antidilution adjustments) is available for Incentive Awards under the LTIP. Of the 4,000,000 shares authorized for Incentive Awards under the LTIP, only one-half can be awarded as restricted stock. Shares issued under the LTIP are authorized and unissued. Because Directors, officers and key employees of the Company and its subsidiaries may receive awards under the LTIP, they may be deemed to have an interest in the LTIP. The LTIP is not qualified under Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974, as amended.

     The LTIP is administered by the Compensation Committee, which is currently comprised of three non-employee Directors (as defined in Rule 16b-3 under the Exchange Act), none of whom participates or is eligible to participate in any long-term incentive plan of the Company or its subsidiaries, except for nondiscretionary stock option grants based upon a specified formula, and each of whom must be an "outside director" as defined in the rules issued pursuant to Section 162(m) of the Code (unless the Board of Directors, in its discretion, determines otherwise). The Compensation Committee makes determinations, subject to the terms of the

LTIP, as to the persons to receive Incentive Awards, the amount of Incentive Awards to be granted to each person, the terms of each grant and all other determinations necessary or advisable for administration of the LTIP. The Compensation Committee can amend the terms of Incentive Awards granted under the LTIP from time to time in a manner consistent with the LTIP; provided, however, that no amendment may be effective relating to a particular Incentive Award without the consent of the relevant participant, except to the extent the amendment operated solely to the benefit of that participant.

     Under the LTIP, participants can be granted stock options. Certain stock options that can be granted to employees under the LTIP may qualify as incentive stock options as defined in Section 422(b) of the Code. Other stock options, including all stock options that are granted to Directors who are not employees, would not be incentive stock options within the meaning of the Code. Stock options can be granted at any time prior to the termination of the LTIP according to its terms or by action of the Compensation Committee.

     Upon a grant, the Compensation Committee sets forth the terms of individual grants of stock options in stock option agreements, which agreements contain such terms and conditions, consistent with the provisions of the LTIP, as the Compensation Committee determines to be appropriate. These restrictions may include vesting requirements to encourage long-term ownership of shares. The Company receives no consideration upon the award of options. The option price per share is determined by the Compensation Committee and is a price equal to or higher than the "market value" of the Company's Common Stock on the date of grant. "Market value" means the last reported sales price of shares of the Company's Common Stock as reported on the NASDAQ SmallCap Market on the date of grant, or if no shares were traded on that date, the last preceding date on which shares were traded. On March 20, 1997, the last reported sales price of Common Stock on the NASDAQ SmallCap Market was $8.00 per share.

     When exercising all or a portion of an option, a participant can pay the exercise price with cash or, with the consent of the Compensation Committee, shares of Common Stock or other consideration substantially equivalent to cash. If shares of Common Stock are used to pay the exercise price and the Compensation Committee consents, a participant may use the value of shares received upon exercise for further exercises in a single transaction, permitting a participant to fully exercise an option with a relatively small initial cash or stock payment. The Compensation Committee can also authorize payment of all or a portion of the option price in the form of a promissory note or installments on such terms as the Compensation Committee approves. The Board of Directors can restrict or suspend the power of the Compensation Committee to permit such loans and can require that adequate security be provided.

     In addition to the options that can be granted in the discretion of the Compensation Committee, the LTIP provides that stock options will be automatically granted to each nonemployee director on March 1 and September 1 of each year. The LTIP provides that the Directors eligible to receive automatic options will receive options to purchase 500 shares on September 1, 1995. (This grant did not occur.) For each automatic grant after September 1, 1995, the number of shares subject to the grant will equal 105% of the number of shares subject to the previous automatic grant under the LTIP, with the result rounded up or down to the nearest five-share increment (for example, options for 105% of 500 shares were granted on March 1, 1996; options for 105% of that figure were granted on September 1, 1996, and so on). To date, Messrs. Frisina and Gans have each received options to acquire 2,155 shares of Common Stock under the automatic grant provisions. In addition, Mrs. Williamson, Mr. Parr, Mr. Darcy and Mr. Gorman received options to acquire 550 shares upon their appointment as Directors and an additional 580 shares under the automatic grant provisions on March 1, 1997.

     Stock options granted to nonemployee Directors will not qualify as incentive stock options. The exercise price of each option awarded to a nonemployee director will be 100% of the market value at the date of grant. A nonemployee Director may pay the exercise price in cash or stock and would have 10 years after the date of grant to exercise each option. The LTIP provides that any new Director who would be eligible to receive an automatic grant and is elected or appointed other than on a grant date would receive an option on the date of his or her election or appointment for the number of shares granted to nonemployee Directors in the previous grant under the LTIP. The option price for an option awarded to a new Director under this provision is the market value of Common Stock as of the date of his or her appointment or the date of the prior grant, whichever is higher.

     Although the term of each stock option is determined by the Compensation Committee, no stock option may be exercisable under the LTIP after the expiration of 10 years from the date it is granted. Options generally are exercisable for limited periods of time in the event an option holder is terminated from employment with the Company or its subsidiaries without cause, dies or becomes disabled. If an option holder is terminated for cause, the option holder forfeits all rights to exercise any outstanding options. Options granted to participants under the LTIP cannot be transferred except by will or by the laws of descent and distribution, or in certain other circumstances. The LTIP limits the number of options that can be granted to any individual participant under the LTIP in any one calendar year to options to purchase 1,000,000 shares (subject to certain antidilution provisions). Also, semiannual grants to each nonemployee Director are limited to the formula as provided in the LTIP.
But see note 3 to the table contained in "Ownership of Common Stock."

     Because the number of participants and the market value of the Company's Common Stock on the grant date cannot presently be determined, the benefits or amounts that will be received by participants under the LTIP are not determinable. However, the chart set forth below shows the number of options that have been granted to the following persons or groups of persons as of the date of this Proxy Statement:

                             NEW PLAN BENEFITS
                       1995 LONG-TERM INCENTIVE PLAN
                                        DOLLAR VALUE AT         NUMBER OF SECURITIES
GROUP                                  MARCH 20, 1997<F1>        UNDERLYING OPTIONS
Michael J. McCloskey                      $1,500,000                 1,000,000
Executives as a Group <F2>                $1,525,000                 1,017,000
Non-Executive Director Group <F3>         $   51,775                    37,830
Non-Executive Officer Employee
 Group <F4>                               $   18,900                    12,600

___________________________

<F1>  The dollar value of a stock option is determined by calculating the spread between the exercise price of the option and the current value of the Company's Common Stock as of March 20, 1997, regardless of whether the option is exercisable on that date.

<F2>  This group consists of the following persons: Michael J. McCloskey,
      Mark D. Stevens, Richard S. Schoenfeldt, William H. Singleterry and Gary M. Moore.

<F3>  This group consists of the following persons: Patsy L. Williamson, Ben
      C. Parr, John M. Darcy, J. Daniel Frisina, Donald R. Gorman and Ted M.
      Gans.

<F4>  This group consists of the following persons: Louis Simko, Ludwig
      Rupff, Terry Shier, Brian Williamson, John Carpenter, Lisa Alexander and Dennis Bills, all of whom are employed either by the Company or The Colonel's, Inc.


     Under current federal income tax laws, no income would be realized when an option is granted pursuant to the LTIP. A participant exercising an incentive stock option would not recognize income at the time of the exercise. The difference between the market value and the exercise price would, however, be a tax preference item for the purpose of calculating alternative minimum tax. Upon sale of the stock, so long as the participant held the stock for at least one year after the exercise of the option and at least two years after the grant of the option, the participant's basis would equal the option price, and the participant would pay tax on the difference between the sale price and the option price as capital gain, in which case the Company would not be entitled to any deduction for compensation income. If, prior to the expiration of either of the above holding periods, the participant sold shares acquired under an incentive stock option, the tax deferral would be lost, and the participant would recognize compensation income equal to the difference between the option price and the fair market value of the shares sold at the time of exercise, but not more than the maximum amount that would not result in a loss on the disposition (generally the difference between the option price and the price at which the shares are sold). The Company would then receive a corresponding deduction for federal income tax purposes. Additional gains, if any, would be recognized by the participant as short- or long-term capital gain.

     If a participant exercised stock options that were not incentive stock options, the participant would recognize compensation income in the year of exercise equal to the difference between the stock option price and the fair market value of the shares on the date of exercise. The Company would receive a corresponding deduction for federal income tax purposes. The optionee's tax basis in the shares acquired would be increased by the amount of compensation income recognized. Sale of the stock after exercise would result in recognition of short- or long-term capital gain or loss.

     In addition to the authority to grant stock options under the LTIP, the LTIP allows the Compensation Committee to award restricted stock. Restricted stock is subject to such terms and conditions, consistent with the provisions of the LTIP, as the Compensation Committee from time to time determines. As with stock option grants, the Compensation Committee sets forth the terms of individual awards of restricted stock in restricted stock agreements. Unlike stock options, however, no more than one-half of the 4,000,000 shares available for Incentive Awards under the LTIP can be awarded as restricted stock. Unless the Compensation Committee provides otherwise in a restricted stock agreement, if a participant's employment is terminated during the restricted period set by the Compensation Committee for any reason other than death, disability, retirement (as defined in the LTIP) or termination for cause, the participant's restricted stock is entirely forfeited. If the participant's employment is terminated during the restricted period by reason of death, disability or retirement, the restrictions on the participant's shares terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the total number of shares of restricted stock awarded to the participant multiplied by the percentage of the total restricted period that had elapsed since the date of grant. All remaining shares are forfeited and returned to the Company, unless the Compensation Committee provides otherwise. If the participant's employment is terminated for cause, the participant forfeits all stock then subject to restrictions.

     Without Compensation Committee authorization, a recipient of restricted stock cannot sell, exchange, transfer, pledge, assign or otherwise dispose of such stock other than to the Company or by will or the laws of descent or distribution. In addition, the Compensation Committee can impose other restrictions on shares of restricted stock. However, holders of restricted stock enjoy all other rights of shareholders with respect to restricted stock, including the right to vote restricted shares at shareholders' meetings and the right to receive all dividends paid with respect to restricted stock. Any securities received by a holder of restricted stock pursuant to a stock dividend, stock split, recapitalization or reorganization are subject to the same terms, conditions and restrictions applicable to the restricted stock for which such shares are received.

     Generally, a participant does not recognize income upon the award of restricted stock. However, a participant is required to recognize compensation income on the value of restricted stock at the time the restricted stock vests (when the restrictions lapse). At the time the participant recognizes this compensation income, the Company is entitled to a corresponding deduction for federal income tax purposes. If restricted stock is forfeited by a participant, the participant does not recognize income and the Company would not receive a deduction. Prior to the lapse of restrictions, dividends paid on restricted stock would be reported as compensation income to the participant and the Company would receive a corresponding deduction.

     A participant can, within 30 days after the date of an award of restricted stock, elect to report compensation income for the tax year in which the award of restricted stock occurred. If the participant makes such an election, the amount of compensation income is the value of the restricted stock at the time of the award. Any later appreciation in the value of the restricted stock would be treated as capital gain and realized only upon the sale of the restricted stock. Dividends received after such an election is made are taxable as dividends and not treated as additional compensation income. If, however, restricted stock is forfeited after the participant makes an election as described above, the participant would not be allowed any deduction for the amount earlier taken into income. Upon the sale of restricted stock, a participant realizes capital gain (or loss) in the amount of the difference between the sale price and the value of the stock previously reported by the participant as compensation income.

     The LTIP also permits the Compensation Committee to grant tax benefit rights, which are subject to such terms and conditions as the Compensation Committee determines to be appropriate. A tax benefit right is a cash payment received by a participant upon exercise of a stock option. The amount of the payment may not exceed the amount determined by multiplying the ordinary income realized by the participant (and deductible by the Company) upon exercise of stock options that are not incentive stock options, or upon a disqualifying disposition of an incentive stock option, by the maximum federal income tax rate (including any surtax or similar charge or assessment) for corporations plus the applicable state and local tax imposed on the exercise of the stock option or disqualifying disposition. Unless the Compensation Committee provides otherwise, the net amount of a tax benefit right, subject to withholding, can be used to pay a portion of the stock option price. Tax benefit rights can be issued with respect to stock options granted not only under the LTIP but also with respect to existing or future stock options awarded under any other plan of the Company that has been approved by the stockholders as of the date of the LTIP.

     The LTIP permits the Compensation Committee to grant stock appreciation rights. A stock appreciation right is an award that allows the participant to receive the appreciation value of the Company's Common Stock without actually owning shares in the Company. The appreciation value is equal to the excess of the market value of the shares at the time of exercise less the option price of those shares. The participant receives payment in cash, shares of Common Stock or some combination of the two. For payments made in shares of Common Stock, the shares would be valued as of the date of surrender of the stock appreciation right. The LTIP provides that stock appreciation rights must be related to a particular option. A stock appreciation right can be granted at the same time or after the option to which the right is related. The stock appreciation right, therefore, can provide the participant with the capital necessary to exercise a stock option.

     Finally, the LTIP gives the Compensation Committee authority to make stock awards. A stock award is an award of the Company's Common Stock that is subject to terms and conditions determined by the Compensation Committee at the time of the award. Stock award recipients generally have all voting, dividend, liquidation and other rights with respect to shares of Common Stock received upon becoming the holder of record of the Common Stock. However, the Compensation Committee can impose restrictions on the assignment or transfer of Common Stock awarded under a stock award.

     Whenever Incentive Awards are made under the LTIP, the Company can withhold from any cash otherwise payable to the participant or require the participant to remit to the Company an amount sufficient to satisfy all applicable federal, state and local withholding taxes. Withholding can be satisfied by withholding shares of the Company's Common Stock to be received upon exercise or by delivery to the Company of previously owned shares of the Company's Common Stock.

     The Board of Directors can terminate the LTIP at any time and can from time to time amend the LTIP as it deems proper and in the best interests of the Company, provided that without shareholder approval no such amendment can: (i) materially increase either the benefits to participants under the LTIP or the number of shares that can be issued under the LTIP; (ii) materially modify eligibility requirements; (iii) modify the formula grant provisions with respect to automatic grants to nonemployee Directors more than once in any six-month period; or (iv) impair any outstanding Incentive Award without the consent of the participant, except according to the terms of the Incentive Award. The LTIP will terminate in November 2005. No award can be made under the LTIP after that date.

SHAREHOLDER VOTE REQUIRED TO APPROVE THE PROPOSAL

     The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy and voting on this proposal is required to approve the foregoing amendments to the LTIP. The Company has been informed by the holders of approximately 97.5% of the Common Stock that they intend to vote in favor of these amendments. For purposes of counting votes on this proposal, abstentions will effectively be treated as votes against the proposal and broker non-votes will not be counted as voted on this proposal, and the number of shares of which a majority is required will be reduced by the number of broker non-votes. The Board of Directors has determined that the amendments to the LTIP are in the best interests of the Company and its shareholders. The shares represented by proxies received from shareholders will be voted FOR approval of the amendments to the LTIP unless a vote against such approval or to abstain from voting is specifically indicated in the proxy.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                   FOR APPROVAL OF THE AMENDMENTS TO THE
                       1995 LONG-TERM INCENTIVE PLAN


           APPROVAL OF THE 1997 STOCK OPTION AND RESTRICTED STOCK
                      PLAN FOR SELECTED NON-EMPLOYEES

     The Board of Directors believes that the Company's long-term interests will best be advanced by aligning the interests of certain key outside persons that provide services to the Company and/or its subsidiaries with the interests of the Company's shareholders. Therefore, on February 21, 1997, the Board of Directors adopted, subject to shareholder approval, The Colonel's International, Inc. 1997 Stock Option and Restricted Stock Plan for Selected Non-Employees (the "Non-Employee Plan"). The Non-Employee Plan is intended to provide certain persons who are not employees of the Company or any of its subsidiaries ("Selected Non-Employees") with the right to receive or purchase the Common Stock of the Company so as to join their interests with the interests of the Company and its shareholders through an increased opportunity for stock ownership. The Board of Directors believes that the adoption and implementation of the Non-Employee Plan is now advisable to make additional shares available for stock option grants and restricted stock awards.

     The Board of Directors contemplates that the Non-Employee Plan would primarily be used to grant stock options. However, the Non-Employee Plan would also permit grants of restricted stock if determined to be desirable to advance the purposes of the Non-Employee Plan. These grants and awards are referred to as "Incentive Awards." By combining in a single plan two different types of incentives commonly used in long-term incentive compensation programs, it is intended that the Non-Employee Plan would provide a degree of flexibility to the Compensation Committee of the Board of Directors to tailor specific long-term incentives that would best promote the objectives of the Non-Employee Plan, and in turn promote the interests of the Company's shareholders.

     The following is a summary of the principal features of the Non-Employee Plan. The summary is qualified in its entirety by reference to the terms of the Non-Employee Plan, the complete text of which is attached as Appendix B to this Proxy Statement.

     Persons eligible to receive Incentive Awards under the Non-Employee Plan ("participants") consist solely of "Selected Non-Employees," who are individuals not employed by the Company or any of its subsidiaries but who provide services to the Company or its subsidiaries and who the Board of Directors or the Compensation Committee determines are eligible to participate in the Non-Employee Plan. No officers or Directors of the Company or its subsidiaries would be eligible to participate in the Non-Employee Plan.

     A maximum of 200,000 shares of Common Stock (subject to certain antidilution adjustments) would be available for Incentive Awards under the Non-Employee Plan. The Non-Employee Plan would not be qualified under
Section 401(a) of the Code and would not be subject to the Employee Retirement Income Security Act of 1974, as amended.

     The Non-Employee Plan would be administered by the Compensation Committee. The Compensation Committee would make determinations, subject to the terms of the Non-Employee Plan, as to the persons to receive Incentive Awards, the amount of Incentive Awards to be granted to each person, the terms of each grant and all other determinations necessary or advisable for administration of the Non-Employee Plan. The Compensation Committee could amend the terms of Incentive Awards granted under the Non-Employee Plan from time to time in a manner consistent with the Non-Employee Plan; provided, however, that no amendment could be effective relating to a particular Incentive Award without the consent of the relevant participant, except to the extent the amendment operated solely to the benefit of the participant.

     Under the Non-Employee Plan, participants could be granted stock options. A stock option is the right to purchase a specified number of shares of stock issued by the Company for a stated price at specified times. None of the stock options that could be granted under the Non-Employee Plan may qualify as incentive stock options as defined in Section 422(b) of the Code.

     The Compensation Committee would set forth the terms of individual grants of stock options in stock option agreements, which agreements would contain such terms and conditions, consistent with the provisions of the Non-Employee Plan, as the Compensation Committee determined to be appropriate. These restrictions may include vesting requirements to encourage long-term ownership of shares. The Company will receive no consideration upon the award of options. The option price per share would be determined by the Compensation Committee and would be a price equal to or higher than the "market value" of the Company's Common Stock on the date of grant. "Market value" means the last reported sales price of shares of Common Stock as reported on the NASDAQ SmallCap Market on the date of grant, or if no shares were traded on that date, the last preceding date on which shares were traded. On March 20, 1997, the last reported sales price of Common Stock was $8.00 per share. When exercising all or a portion of an option, a participant could pay the exercise price with cash or, with the consent of the Compensation Committee, shares of Common Stock or other consideration substantially equivalent to cash. If shares of Common Stock are used to pay the exercise price and the Compensation Committee consents, a participant may use the value of shares received upon exercise for further exercises in a single transaction, permitting a participant to fully exercise an option with a relatively small initial cash or stock payment. The Compensation Committee could also authorize payment of all or a portion of the option price in the form of a promissory note or installments on such terms as the Compensation Committee approved. The Board of Directors could restrict or suspend the power of the Compensation Committee to permit such loans and could require that adequate security be provided.

     Although the term of each stock option would be determined by the Compensation Committee, no stock option would be exercisable under the Non-Employee Plan after the expiration of 10 years from the date it was granted. If the participant ceases to be a participant for any reason other than death or disability, the options issued to that participant would no longer be exercisable. If the participant dies or becomes disabled, the options would be exercisable for a period of three months from the date of the death or disability (but only to the extent that the options could have been exercised in that period, unless the Compensation Committee consents or the stock option agreement provides otherwise).

     Options granted to participants under the Non-Employee Plan could not be transferred except by will or by the laws of descent and distribution. There is no specified limit on the number of options that could be granted to any individual participant under the Non-Employee Plan, except that a maximum of 30,000 shares of Common Stock are available for issuance in any one year.

     In addition to the authority to grant stock options under the Non-Employee Plan, the Non-Employee Plan would allow the Compensation Committee to award restricted stock. Restricted stock would be subject to such terms and conditions, consistent with the provisions of the Non-Employee Plan, as the Compensation Committee from time to time determines. As with stock option grants, the Compensation Committee would set forth the terms of individual awards of restricted stock in restricted stock agreements. If a participant enters into competition with the Company or any of its subsidiaries or ceases to be a Selected Non-Employee for any reason other than death or disability, then any shares of restricted stock still subject to restrictions are automatically forfeited and returned to the Company.
If the participant ceases to be a Selected Non-Employee because of death or disability, then the restricted stock vests at that time and can be transferred free of restrictions (but only in compliance with federal and state securities laws).

     Without Compensation Committee authorization, a recipient of restricted stock could not sell, exchange, transfer, pledge, assign or otherwise dispose of such stock other than to the Company or by will or the laws of descent or distribution. In addition, the Compensation Committee could impose other restrictions on shares of restricted stock. However, holders of restricted stock would enjoy all other rights of shareholders with respect to restricted stock, including the right to vote restricted shares at shareholders' meetings and the right to receive all dividends paid with respect to restricted stock. Any securities received by a holder of restricted stock pursuant to a stock dividend, stock split, recapitalization or reorganization would be subject to the same terms, conditions and restrictions applicable to the restricted stock for which such shares are received.

     The Non-Employee Plan would take effect as of February 20, 1997, assuming shareholder approval of the Non-Employee Plan at the Company's 1997 annual meeting of shareholders. Unless earlier terminated by the Board of Directors, the Non-Employee Plan would terminate on February 19, 2007. No Incentive Awards would be granted after that date.

     The Board of Directors could terminate the Non-Employee Plan at any time, and could from time to time amend the Non-Employee Plan as it deemed proper and in the best interests of the Company, provided that without shareholder approval no such amendment could: (a) materially increase either the benefits to participants under the Non-Employee Plan or the number of shares that could be issued under the Non-Employee Plan; (b) materially modify eligibility requirements; (c) reduce the option exercise price; or (d) impair any outstanding Incentive Award without the consent of the participant, except according to the terms of the Incentive Award.

     No officers, Directors or employees of the Company or its subsidiaries are eligible to become participants in the Non-Employee Plan. The Company intends to register shares covered by the Non-Employee Plan under the Securities Act of 1933 before any Incentive Award would vest or become exercisable.

     On February 21, 1997, the Compensation Committee determined that 12 individuals were eligible to become participants in the Non-Employee Plan. None of these persons are officers or Directors of the Company or any of its subsidiaries. The Compensation Committee then granted options to these 12 individuals for 200 to 250 shares of Common Stock each. Because the Company adopted the Non-Employee Plan subject to shareholder approval, the foregoing option grants will be rescinded if shareholder approval is not obtained.

SHAREHOLDER VOTE REQUIRED TO APPROVE THE PROPOSAL

     The affirmative vote of the holders of a majority of shares of the Company's Common Stock present in person or by proxy and voting on this proposal is required to approve the Non-Employee Plan. The Company has been informed by the holders of approximately 97.5% of the Common Stock that they intend to vote in favor of approval of the Non-Employee Plan.
For purposes of counting votes on this proposal, abstentions will effectively be treated as votes against the proposal and broker non-votes will not be counted as voted on this proposal, and the number of shares of which a majority is required will be reduced by the number of broker non-votes. The Board of Directors has determined that the Non-Employee Plan is in the best interests of the Company and its shareholders. The shares represented by proxies received from shareholders will be voted FOR approval of the adoption of the Non-Employee Plan unless a vote against such approval or to abstain from voting is specifically indicated in the proxy.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
           FOR APPROVAL OF THE 1997 STOCK OPTION AND RESTRICTED
                   STOCK PLAN FOR SELECTED NON-EMPLOYEES


                             VOTING SECURITIES

     Holders of record of Common Stock, at the close of business on March 3, 1997, will be entitled to notice of and to vote at the annual meeting and any adjournment of the meeting. As of March 3, 1997, there were 24,177,805 shares of Common Stock outstanding, each having one vote on each matter presented for shareholder action. Shares cannot be voted unless the shareholder is present at the meeting or represented by proxy.


                         OWNERSHIP OF COMMON STOCK

     The following table contains information with respect to ownership of Common Stock by all Directors, all nominees for election as Directors, executive officers, all Directors and executive officers as a group and by each person known to the Company to own beneficially more than five percent of the Company's outstanding Common Stock. The content of this table is based upon information supplied by the Company's officers, Directors and nominees for election as Directors, and represents the Company's understanding of circumstances in existence as of March 3, 1997. The business addresses of all persons set forth in the following table are the same as the Company's address: 620 South Platt Road, Milan, Michigan 48160.

BENEFICIAL OWNER                    SHARES OWNED           PERCENT OF CLASS
Donald J. Williamson <F1>            23,567,080                  97.47%
Patsy L. Williamson <F1>, <F4>       23,567,080                  97.47%
Michael J. McCloskey <F2>                     0                   <F*>
Mark D. Stevens                             700                   <F*>
Ben C. Parr <F3>, <F4>                        0                   <F*>
Donald R. Gorman <F3>, <F4>               2,150                   <F*>
John M. Darcy <F3>, <F4>                      0                   <F*>
J. Daniel Frisina <F3>, <F4>              1,075                   <F*>
Ted M. Gans <F3>, <F4>                    1,075                   <F*>
Richard L. Roe <F5>                         195                   <F*>
Richard S. Schoenfeldt <F6>                   0                   <F*>
William H. Singleterry <F6>                   0                   <F*>
Gary M. Moore <F6>                            0                   <F*>
Directors and Officers as            25,570,125                  97.49%
 a Group <F7>

_______________________________________

<F*>    Does not exceed 1%.

<F1>   In the mergers by which Brainerd International, Inc. merged with and into the Company and by which The Colonel's, Inc. became a wholly owned subsidiary of the Company, a total of 23,500,000 shares of Common Stock in the Company were issued to Donald J. Williamson and Patsy L. Williamson proportionate to their ownership of shares of common stock of The Colonel's, Inc. Because they are married, each is deemed to be the beneficial owner of all of the stock owned by both of them. Mrs. Williamson also has options to acquire 6,130 shares of Common Stock. However, because these options are not exercisable within 60 days of the date of this Proxy Statement, these 6,130 shares are not deemed "beneficially owned" by her at this time.

<F2>   Mr. McCloskey has been granted options to acquire up to 1,000,000 shares of Common Stock, as more fully described below. See "Executive Compensation--Long-Term Incentive Awards." However, because these stock options are not exercisable by Mr. McCloskey within 60 days of the date of this Proxy Statement, these shares are not considered "beneficially owned" by Mr. McCloskey at the present time.


                                       17

<F3>   In February 1997, the Company's Board of Directors granted each non-employee Director of the Company (Mrs. Williamson, Mr. Parr, Mr. Gorman, Mr. Darcy, Mr. Frisina and Mr. Gans) options to acquire up to 5,000 shares of Common Stock, as more fully described below. See "Executive Compensation--Long-Term Incentive Awards." However, because these stock options are not exercisable by these persons within 60 days of the date of this Proxy Statement, these shares are not considered "beneficially owned" by these persons at the present time. These grants were pursuant to Section 12 of the LTIP, which allows the formula grant provisions for nonemployee Directors to be amended no more than once in any six-month period.

<F4>   Under the Company's 1995 Long-Term Incentive Plan, Messrs. Frisina
       and Gans were automatically granted options to acquire shares of Common Stock on March 1, 1996 (525 shares each), September 1, 1996 (550 shares each), and March 1, 1997 (580 shares each). Messrs. Gans and Frisina would only be able to exercise these options with respect to 1,575 shares of Common Stock each, as of the date of this Proxy Statement or within 60 days thereafter. Automatic grants were also made on March 1, 1997 for 580 shares each to the Company's other nonemployee directors: Mr. Darcy, Mr. Parr, Mr. Gorman and Mrs. Williamson. Furthermore, Messrs. Darcy, Parr, Gorman and Mrs. Williamson received options to purchase 550 shares of Common Stock upon their appointment as Directors, pursuant to the automatic grant provisions of the LTIP.

<F5>   Mr. Roe resigned as a Director of the Company effective October 11,
       1996. Mr. Roe continues to work for Brainerd International Raceway, Inc., a subsidiary of the Company.

<F6>   On February 20, 1997, Messrs. Schoenfeldt and Singleterry were each granted options to acquire up to 5,000 shares of Common Stock and Mr. Moore was granted options to acquire up to 2,000 shares of Common Stock. Because these stock options are not exercisable within 60 days of the date of this Proxy Statement, these shares are not considered "beneficially owned" by these persons at the present time.

<F7>   Excludes the currently-exercisable options held by Messrs. Frisina and Gans.  See Note 4 above.


                            BOARD OF DIRECTORS

     The Company's Board of Directors currently consists of eight members, seven of which are standing for reelection. The members of the Company's Board of Directors are (in alphabetical order): John M. Darcy, J. Daniel

Frisina, Ted M. Gans, Donald R. Gorman, Michael J. McCloskey, Ben C. Parr, Mark D. Stevens and Patsy L. Williamson.

     On February 20, 1997, the Company's Board of Directors, which at that time consisted of Lisa K. Alexander, J. Daniel Frisina, Ted M. Gans, Gary
M. Moore and Donald J. Williamson, increased the size of the Board of Directors from six (6) to eleven (11) and appointed Messrs. Darcy, Gorman, McCloskey, Parr and Stevens and Mrs. Williamson to the Board. Thereafter, Mrs. Alexander and Messrs. Moore and Williamson resigned from the Board. Mr. Williamson also resigned as Chief Executive Officer and President of the Company. Thereafter, the Board of Directors appointed Mr. McCloskey as Chief Executive Officer and Mr. Stevens as President.

     These actions were taken for several reasons, one of which was to attract and retain Mr. McCloskey as the Chief Executive Officer of the Company and Mr. Stevens as the President of the Company. As discussed below, Mr. McCloskey has extensive experience in the finance and operations of businesses and Mr. Stevens has extensive experience in the automotive dealership industry. The Company believes that the new composition of the Board brings experience and knowledge from several of the industry groups with which the Company does business and will help facilitate the Company's long-term growth strategies. An additional reason was to increase the number of non-employee Directors of the Company.

     Under the Company's Bylaws, the Board of Directors may increase the number of Directors, so long as the total number of Directors is between five (5) and fifteen (15) members. Directors who are appointed to newly created Directorships hold office until the next annual meeting, at which they would stand for reelection. Because Messrs. Darcy, Gorman, McCloskey, Parr and Stevens and Mrs. Williamson were appointed to newly created Directorships, they all must stand for reelection at the annual meeting of shareholders. In addition, Mr. Frisina is standing for reelection because his present term as a Director expires at the annual meeting of shareholders.

     The Company's Board of Directors is classified into three groups, only one of which stands for reelection at each annual meeting of shareholders. Thus, Directors are elected to three-year terms. Because of the influx of new Directors, the Board of Directors was required to determine the class of each new Director, subject to the requirement that the three classes of Directors be as nearly equal in number as possible. The Board has determined that the following directors standing for reelection will be placed in the following classes:

               NOMINEE                      YEAR TERM EXPIRES
              Michael J. McCloskey                2000
              Mark D. Stevens                     2000
              John M. Darcy                       2000
                                       19

              J. Daniel Frisina                   1999
              Ben C. Parr                         1999
              Patsy L. Williamson                 1998
              Donald R. Gorman                    1998

     In addition, Mr. Gans, the only Director not currently standing for reelection, is serving a term that will expire at the annual meeting of shareholders in 1998.

             NOMINEES FOR DIRECTORS -- TERMS EXPIRING IN 2000

     MICHAEL J. MCCLOSKEY (45). On February 20, 1997, Michael J. McCloskey was appointed a Director, the Vice-Chairman of the Board and the Chief Executive Officer of the Company. Mr. McCloskey was a founding partner of Stone Pine Capital, a merchant bank involved in the acquisition and operation of operating and financial services businesses. Prior to founding Stone Pine Capital, and from 1988 to 1994, Mr. McCloskey was a Senior Vice President and the Director of the Private Finance Group of Paine Webber, Inc. From 1983 to 1988, Mr. McCloskey was a Vice President with E.F. Hutton. Mr. McCloskey has experience with turn-around situations, bankruptcy proceedings and other work-out environments, as well as experience in creating new business units from concept to implementation. Prior to joining E.F. Hutton, Mr. McCloskey was a practicing attorney specializing in corporate, tax and securities law. Mr. McCloskey serves on the Executive Committee and the Nominating Committee of the Board of Directors.

     MARK D. STEVENS (54). On February 20, 1997, Mark D. Stevens was appointed a Director and the President of the Company. Mr. Stevens is currently the General Manager of Patsy L. Williamson Buick-GMC, Inc., an automotive dealership company wholly owned by Patsy L. Williamson (who is also standing for reelection to the Board of Directors), a position he has held since 1993. From 1986 to 1996, Mr. Stevens served as the Sales Manager for Blain Buick-GMC Truck, Inc. Mr. Stevens also serves as the Secretary of various automotive dealerships owned by Patsy L. Williamson. Mr. Stevens serves on the Executive Committee and the Nominating Committee of the Board of Directors.

     JOHN M. DARCY (51). On February 21, 1997, John M. Darcy was appointed a Director of the Company. Mr. Darcy was a Group General Manager and Corporate Vice President at Carnation/Nestle, where he was responsible for three operating divisions representing $1.8 billion in revenue, eight manufacturing facilities and 1,400 employees. Prior to that, Mr. Darcy was the chief marketing officer of Pillsbury's grocery products businesses. Additionally, Mr. Darcy was President and Chief Operating Officer of Avis Enterprises, an investment company with interests in automobile dealerships and rental agencies, sporting goods, electronics and real estate. Most recently, Mr. Darcy built two successful start-up companies in the agricultural and specialty food chemical arenas. Mr. Darcy serves on the

Executive Committee and the Compensation Committee of the Board of Directors.

              NOMINEES FOR DIRECTORS--TERMS EXPIRING IN 1999

     J. DANIEL FRISINA (48). Mr. Frisina is a Director of the Company, a Director of The Colonel's, Inc. and a Director of Brainerd International Raceway, Inc. Mr. Frisina's principal occupation is Director of Global Development for Cheng Hong Legion Co., Ltd. where he has previously served as a consultant (since 1992). He is also the Chairman of the Board of the Autobody Parts Association, a consulting group retained by various Taiwanese manufacturing companies. He served as President of The Colonel's, Inc. from 1989 through 1991. Prior to the Merger, he served as Treasurer and Chief Financial Officer of Brainerd International, Inc., the Company's predecessor, during 1995. Mr. Frisina serves on the Company's Audit Committee.

     BEN C. PARR (66). On February 20, 1997, Ben C. Parr was appointed a Director of the Company. Mr. Parr was formerly the Director of Research for the State Farm Insurance Companies and was a motivating party in the creation of the Certified Automotive Part Association, which is a nonprofit organization established in 1987 to develop and oversee a testing and inspection program certifying the quality of parts used for automobile body repairs. Mr. Parr serves on the Nominating Committee, the Compensation Committee and the Audit Committee of the Board of Directors.

              NOMINEES FOR DIRECTORS--TERMS EXPIRING IN 1998

     PATSY L. WILLIAMSON (64). On February 20, 1997, Patsy L. Williamson was appointed a Director and the Chairwoman of the Board of the Company. Mrs. Williamson's principal occupation is as the owner and operator of several automobile dealerships in Michigan. Mrs. Williamson is the wife of Donald J. Williamson, who, until February 20, 1997, was the Chairman, President and Chief Executive Officer of the Company. Mrs. Williamson is also a significant shareholder of the Company. See "Ownership of Common Stock."

     DONALD R. GORMAN (65). On February 20, 1997, Mr. Gorman was appointed as a Director of the Company. Mr. Gorman is the owner and President of P.G. Products, Inc., of Cincinnati, Ohio, which is one of the Company's major customers. Mr. Gorman serves on the Audit Committee of the Board of Directors.

                 INCUMBENT DIRECTOR--TERM EXPIRING IN 1998

     TED M. GANS (61). Mr. Gans is a Director of the Company. He serves on the Compensation Committee of the Board of Directors. Mr. Gans's principal occupation since 1965 has been as the President and Director of Ted M. Gans, P.C., a law firm in Bloomfield Hills, Michigan, of which he is the sole owner. Mr. Gans also serves as a Director of Williamson Lincoln Mercury, Inc.; Williamson Chrysler Plymouth Dodge, Inc.; Blain Buick-GMC Truck, Inc.; and Williamson Chevrolet-Geo Cadillac, Inc. All four of these companies are 100-percent owned by Patsy L. Williamson, a nominee for re-election to the Board. Mr. Gans's term as a Director of the Company expires in 1998.


                       BOARD COMMITTEES AND MEETINGS

     The Company's Board of Directors has four standing committees: the Executive Committee, the Nominating Committee, the Compensation Committee and the Audit Committee. In February 1997, the Stock Option Committee was merged with the Compensation Committee. Each member of the Committees described below is also a Director of the Company.

     The Executive Committee has the full power of the Board in the management of the business and affairs of the Company, except the power to change the membership of or to fill vacancies in the Board of Directors or the Executive Committee; the power to amend, add to, rescind or repeal the Bylaws of the Company; or any other powers that, under Michigan law, may not be delegated to it by the Board of Directors. The Executive Committee exists for the purpose of acting on behalf of the Board where Board action is required between regularly scheduled meetings or where it would be impracticable to convene special Board meetings. In February 1997, the Company's Board of Directors appointed Messrs. McCloskey, Stevens, Darcy and Gans to the Executive Committee. The Executive Committee did not meet in 1996.

     The Nominating Committee exists for the purpose of developing and recommending to the Board of Directors criteria for the selection of candidates for Director, seeking out and receiving suggestions concerning possible candidates, reviewing and evaluating the qualifications of possible candidates and recommending to the Board of Directors candidates for vacancies occurring from time to time and for the slate of Directors to be proposed on behalf of the Board of Directors at annual meetings of shareholders. In February 1997, the Company's Board of Directors appointed Messrs. McCloskey, Stevens and Parr to the Nominating Committee. The Nominating Committee did not meet in 1996.

     The Compensation Committee is responsible for establishing the compensation of the executive officers of the Company and its subsidiaries. In April 1996, the Board of Directors appointed Messrs. Frisina and Gans to the Compensation Committee. However, in February 1997, the Board appointed Messrs. Parr and Darcy to replace Mr. Frisina on the Compensation Committee. This Committee thus currently consists of Messrs. Darcy, Gans and Parr. The Compensation Committee met three times in 1996.

     The Audit Committee reviews audit plans submitted by the independent auditors with respect to the scope of procedures that will be performed and the fee that will be charged. The Audit Committee also reviews the results of the independent audit each year, including any associated recommendations on internal controls. It is additionally intended that the Audit Committee will meet periodically with the Company's internal auditor. In April 1996, the Board of Directors appointed Messrs. Frisina and Gans to the Audit Committee. However, in February 1997, the Board of Directors appointed Messrs. Parr and Gorman to replace Mr. Gans on this Committee. Currently, this Committee consists of Messrs. Frisina, Gorman and Parr.
The Audit Committee met two times in 1996.

     The Stock Option Committee was responsible for the administration and award of stock options and restricted stock under the Company's stock plans, including the LTIP. In April 1996, the Board of Directors appointed
J. Daniel Frisina and Ted M. Gans, both of whom are Directors of the Company, to the Stock Option Committee. In February 1997, the Board of Directors consolidated the Stock Option Committee into the Compensation Committee.

     The Company's Board of Directors met three times in 1996. Each of the Directors of the Company attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served).


                         COMPENSATION OF DIRECTORS

     No compensation was paid to any Director of the Company for services rendered in such capacity during the fiscal year ended December 31, 1996. Directors of the Company who are not employees of the Company may be reimbursed for expenses incurred in attending meetings of the Board of Directors.

                          EXECUTIVE COMPENSATION

     EXECUTIVE OFFICERS. As mentioned above, Mr. McCloskey is the Chief Executive Officer of the Company and Mr. Stevens is the President of the Company. Three additional executive officers of the Company are:

     RICHARD S. SCHOENFELDT (41). Mr. Schoenfeldt is Vice President-Finance, Chief Financial Officer, Treasurer and Assistant Secretary of the
Company.  Since 1994, he has served as Controller and Chief Financial
Officer of The Colonel's. From 1991 through 1994, he was Controller of The Colonel's and from 1987 through 1991 he was Operations Manager of The Colonel's Plastics Division. From 1980 to 1986, he served as the Director of Operations for Alcolite Products, Inc., an OEM plastic injection molding, blow molding and thermoforming manufacturer.

     WILLIAM H. SINGLETERRY (52). Mr. Singleterry is the Vice President of Development of the Company. He also serves as President of The Colonel's Truck Accessories, Inc., a subsidiary of the Company. Since 1991, Mr. Singleterry has served as the Director of Operations for the Bumper Division of The Colonel's, Inc. Prior to that, he was the Regional Sales Manager. From 1982 to 1989, he served as General Manager for Auto Body Connection, a bumper manufacturer and distributor.

     GARY M. MOORE (47). Mr. Moore is the Secretary of the Company, a position to which he was appointed on February 20, 1997. Mr. Moore was a Director of the Company, but resigned that position on the same date. Mr. Moore also serves as a Director of Brainerd International Raceway, Inc., as Director of Operations for Brainerd International Raceway and as a sales consultant for The Colonel's, Inc. From 1987 until 1996, Mr. Moore's principal occupation was the position of National Sales & Accounts Manager for Tremco Division of B.F. Goodrich. From April through November 1995, Mr. Moore served as Chairman of the Board and Chief Executive Officer of Brainerd International, Inc., the Company's predecessor.

COMPENSATION SUMMARY

     The following Summary Compensation Table shows certain information concerning the compensation earned during each of the three fiscal years in the period ended December 31, 1996, of the Chief Executive Officer of the Company during the last completed fiscal year. Because no executive officers other than the Chief Executive Officer were compensated in excess of $100,000 for their services as officers of the Company and/or its subsidiaries during the 1996 fiscal year, the Chief Executive Officer is the only person appearing in the following table.

                        SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION
                                                                                         OTHER
NAME AND                                                                                 ANNUAL
PRINCIPAL POSITION               YEAR           SALARY             BONUS              COMPENSATION
Donald J. Williamson             1996        $ 510,000<F1>       $       0<F1>         $ 6,841<F1>
Chairman of the Board,           1995        $ 520,000<F1>       $       0<F1>         $ 3,478<F1>
President, Chief Executive       1994        $ 526,550<F2>       $ 200,000<F2>         $ 3,731<F2>
Officer and Director<F3>

____________________________

<F1>  Amounts reported include amounts paid by the Company for Mr.
      Williamson's services as President and Chief Executive Officer as well as by The Colonel's, Inc. for Mr. Williamson's services as Chairman of

                                       24

      the Board, Chief Executive Officer, Treasurer and Secretary and by Brainerd International Raceway, Inc. for Mr. Williamson's services as Chairman of the Board, Secretary and Treasurer.

<F2>  Amounts reported as Mr. Williamson's compensation for the 1994 fiscal year only cover amounts for his services as an executive officer and Director of The Colonel's, Inc., then wholly owned by Mr. Williamson and his wife. Mr. Williamson was paid no compensation by Brainerd International, Inc. (as predecessor of the Company) during 1994.

<F3>  Mr. Williamson served in these positions during fiscal 1996, but resigned from them effective February 20, 1997.

____________________________

LONG-TERM INCENTIVE AWARDS

     Pursuant to the Company's LTIP, the Company may award cash and shares of restricted stock to plan participants conditioned upon the achievement of certain corporate performance goals over a three-year performance period. During fiscal 1996, Messrs. Frisina and Gans, as non-employee Directors of the Company, received automatic stock option grants covering a total of 1,075 shares of Common Stock each. No other Directors or executive officers of the Company received awards under the LTIP during fiscal 1996.

     However, in February 1997 Mr. McCloskey was granted options to acquire up to 1,000,000 shares of Common Stock. These options vest and become exercisable in increments of 200,000 shares of Common Stock on each of the following dates: February 17, 1998; February 17, 1999; February 17, 2000; February 17, 2001; and February 17, 2002. These options must be exercised (if at all) not later than February 20, 2004. The option exercise price is $6.50 per share of Common Stock. The Board of Directors granted these options to Mr. McCloskey to attract and retain Mr. McCloskey as a Director and the Chief Executive Officer of the Company.

     Also in February 1997, each Director of the Company received an option to acquire 5,000 shares of Common Stock at an exercise price of $6.50 per share. See note 3 to "Ownership of Common Stock."

PENSION PLAN

     The Company does not have a pension plan, a defined benefit plan or an actuarial plan.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Company does not have any employment agreements, termination-of-employment agreements or change-in-control agreements with any executive officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 1996, Messrs. Frisina and Gans were the members of the Compensation Committee of the Board of Directors. No other Directors or executive officers of the Company took part in deliberations concerning the compensation of executive officers of the Company during fiscal 1996. Neither Mr. Frisina nor Mr. Gans has any employment relationship with the Company or any of its subsidiaries. Mr. Gans is a Director of the Company and practices law with Ted M. Gans, P.C. During the past year, the Company and The Colonel's, Inc. retained Ted M. Gans, P.C. for certain legal services and it is anticipated that the Company and/or The Colonel's, Inc. may retain Ted M. Gans, P.C. to render certain legal services during the current year.

INVOLVEMENT OF DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS IN CERTAIN LEGAL PROCEEDINGS.

     The Company does not believe that any of its Directors, executive officers, promoters or control persons are involved in legal proceedings within the meaning of Item 401(f) of Securities and Exchange Commission Regulation S-K.


                       STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock to the NASDAQ Domestic Index and an index of peer companies that produce automobile replacement parts, assuming an investment of $100.00 at the beginning of the period indicated. Because the Company's Common Stock has been traded on the NASDAQ SmallCap Market only since January 2, 1996, the graph covers only the period from January 2, 1996, to the end of fiscal year 1996.

     The NASDAQ Domestic Index is a broad equity market index consisting of certain domestic traded on the NASDAQ Stock Market. The index of peer companies was constructed by the Company and includes the companies listed in the footnote to the graph below. In constructing the peer index, the return of each peer group company was weighted according to its respective stock market capitalization at the beginning of each period indicated. Cumulative total shareholder return is measured by dividing: (i) the sum of
(a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between the share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period.



                    COMPARISON OF FIVE YEAR CUMULATIVE
                         TOTAL SHAREHOLDER RETURN


                         [STOCK PERFORMANCE GRAPH]







(1) The index of peer companies consists of Boyds Wheels, Inc.; Deflecta-Shield Corp.; Echlin Inc.; Edelbrock Corporation; Exide Corporation; Federal Mogul Corp.; Genuine Parts Company; JPE, Inc.; Motorcar Parts & Accessories, Inc.; OEA, Inc.; R & B Inc.; SPX Corp.; Standard Motor Products, Inc.; Stant Corp.; and Thompson PBE, Inc.


     The dollar values for total shareholder return plotted in the graph above are shown in the table below:

                                           NASDAQ             PEER
      JANUARY 1,      THE COMPANY      DOMESTIC INDEX         INDEX
         1996            100.00           100.00             100.00
         1997             69.23           122.96             108.23


          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In April 1996, the Board of Directors appointed Messrs. Frisina and Gans to the Compensation Committee. However, in February 1997, the Board appointed Messrs. Parr and Darcy to replace Mr. Frisina on the Compensation Committee. This Committee thus currently consists of Messrs. Darcy, Gans and Parr.

     The basic compensation philosophy of the Company is to provide competitive salaries. The Company's executive compensation policies are designed to achieve two primary objectives:

     - Attract and retain well-qualified executives who will lead the Company and achieve and inspire superior performance;

     - Provide incentives for the achievement of long-term financial goals.

     Executive compensation consists primarily of two components: base salary and benefits; and amounts paid (if any) under the Company's Long-Term Incentive Plan (the "LTIP"). Each component of compensation is designed to accomplish one or both of the compensation objectives.

     The participation of specific executive officers and other key employees in the Company's LTIP is recommended by the Board's Compensation Committee and all recommendations (including the level of participation) are reviewed, modified (to the extent appropriate) and approved by the Board.

BASE SALARY

     To attract and retain well-qualified executives, it is the Compensation Committee's policy to establish base salaries at levels and provide benefit packages that are considered to be competitive. Base salaries of executive officers are determined by the Board of Directors on an individual basis. In determining the base salary for an executive officer, the Compensation Committee will recommend to the full Board for approval a base salary for the officer determined by the Compensation Committee taking into consideration factors including: (1) the individual's performance, (2) the individual's contributions to the Company's success,
(3) the level and scope of the individual's responsibilities, (4) the individual's tenure with the Company and in his or her position and (5) pay practices for similar positions by comparable companies.

LONG-TERM INCENTIVE PLAN

     The LTIP is used primarily to grant stock options. However, the LTIP also permits grants of restricted stock, stock awards, stock appreciation rights and tax benefit rights if determined to be desirable to advance the purposes of the LTIP. These grants and awards are referred to as "Incentive Awards." By combining in a single plan many types of incentives commonly used in long-term incentive compensation programs, the LTIP provides significant flexibility to the Compensation Committee to tailor specific long-term incentives that would best promote the objectives of the LTIP and in turn promote the interests of the Company's shareholders.

     Directors, executive officers and other key employees of the Company and its subsidiaries will be eligible to receive Incentive Awards under the LTIP. A maximum of 4,000,000 shares of Common Stock (subject to certain antidilution adjustments) are available for Incentive Awards under the

LTIP (assuming shareholder approval of certain amendments to the LTIP). Of the 4,000,000 shares authorized for Incentive Awards under the LTIP, only one-half can be awarded as restricted stock.

     The LTIP is administered by the Compensation Committee, which is comprised of three non-employee Directors, none of whom participates or is eligible to participate in any long-term incentive plan of the Company or its subsidiaries, except for nondiscretionary stock option grants based upon a specified formula, and if the Board so determines, each of whom must be an "outside director" as defined in the rules issued pursuant to Section 162(m) of the Internal Revenue Code. The Compensation Committee will make determinations, subject to the terms of the LTIP, as to the persons to receive Incentive Awards, the amount of Incentive Awards to be granted to each person, the terms of each grant and all other determinations necessary or advisable for administration of the LTIP.

     The LTIP was approved by the shareholders of Brainerd International, Inc., the Company's predecessor, on November 21, 1995. During fiscal 1996, Messrs. Frisina and Gans, as non-employee Directors of the Company, received automatic stock option grants covering a total of 1,075 shares of Common Stock each. In February 1997, the Company's Board of Directors granted non-employee Directors (which are Mrs. Williamson, Mr. Parr, Mr. Gorman, Mr. Darcy, Mr. Frisina and Mr. Gans) each options to acquire up to 5,000 shares of the Company's Common Stock. The Board of Directors believes that these grants were helpful in attracting these persons to become Directors of the Company. These options vest and become exercisable on August 20, 1997, and must be exercised (if at all) no later than February 20, 2007. The option exercise price is $6.50 per share of Common Stock. (See also note 3 to "Ownership of Common Stock.")

CHIEF EXECUTIVE OFFICER

     During 1996, Mr. Williamson was paid a total of $510,000 in salary for his services as Chairman of the Board, Chief Executive Officer and President of the Company, as well as for certain positions with the Company's subsidiaries. During 1997, the Compensation Committee intends to base its compensation determinations for Mr. McCloskey, the Company's new Chief Executive Officer, upon the policies and objectives discussed above.

SECTION 162(M)

     Section 162(m) of the Code provides that publicly held corporations may not deduct compensation paid to certain executive officers in excess of $1 million annually, with certain exemptions. The Company has examined its executive compensation policies in light of Section 162(m) and the regulations adopted by the Internal Revenue Service to implement that section. It is not expected that any portion of the Company's deduction for employee remuneration will be disallowed in 1997 or in future years by reason of actions expected to be taken in 1997.

                                   Respectfully submitted,


                                   John M. Darcy
                                   Ted M. Gans
                                   Ben C. Parr


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and its subsidiaries are certain transactions with related parties which are summarized below.

     LEASE OF MILAN, MICHIGAN FACILITY AND OWOSSO, MICHIGAN FACILITY. In June of 1993, The Colonel's, Inc. began leasing its Milan, Michigan, facility from 620 Platt Road, LLC. Donald J. Williamson and Patsy L. Williamson are the sole members of 620 Platt Road, LLC. Rent expense to The Colonel's, Inc. for the Milan facility was $840,000 for the year ending December 31, 1996. The Colonel's Truck Accessories, Inc. leases its Owosso, Michigan facility from 620 Platt Road, LLC. Rent expense on this lease was $160,000 for the year ending December 31, 1996.

     WILLIAMSON BUICK-GMC, INC. Patsy L. Williamson owns all of the outstanding capital stock of Williamson Buick-GMC, Inc. (formerly Blain Buick-GMC Truck, Inc.) ("Buick"). Buick is an automobile dealership located in Flint, Michigan. The Colonel's, Inc. engages in certain transactions with Buick, including the purchase of automobiles, parts, and automotive service and the lease of certain property from which rental income is earned. During 1996, purchases of automobiles, parts, and services by The Colonel's, Inc. from Buick were in the amount of $280,310. The Company collected $15,598 in interest from a note that was paid off in 1996. The Truck Accessory Division of The Colonel's Truck Accessories, Inc. sold $51,198 worth of bedliners to Buick in 1996.

     TRANSACTIONS WITH DIRECTORS. Ted M. Gans is a Director of the Company and practices law with Ted M. Gans, P.C. During the past year, The Colonel's, Inc. retained Ted M. Gans, P.C. for certain legal services and it is anticipated that the Company and/or The Colonel's, Inc. may retain Ted M. Gans, P.C. to render certain legal services during the current year.
J. Daniel Frisina is Director of Global Development for Cheng Hong Legion Co., Ltd., which sells among other products, automotive body replacement parts to The Colonel's, Inc. as well as to other customers in the automotive crash parts industry.


          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, officers and persons who own more than

10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Directors, officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, no Director, officer or beneficial owner of more than 10% of the Company's outstanding Common Stock failed to file on a timely basis any report required by Section 16(a) of the Exchange Act with respect to the year ended December 31, 1996.


                           SELECTION OF AUDITORS

     Subject to the approval of shareholders, the Board of Directors has reappointed the firm of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year.

     Deloitte & Touche LLP has audited the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1996. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire to do so and are expected to be available to respond to appropriate questions from shareholders.

     The affirmative vote of the holders of a majority of shares of the Company's Common Stock present in person or by proxy is required to confirm the appointment of auditors. The shares represented by proxies received from the Company's shareholders will be voted FOR the proposal unless a vote against the proposal is specifically indicated in the proxy. For purposes of counting votes on this proposal, abstentions and broker non-votes will effectively be counted as votes against the proposal. The Company has been informed by the holders of approximately 97.5% of the shares entitled to vote that they intend to vote in favor of the proposal.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION
               OF THE REAPPOINTMENT OF DELOITTE & TOUCHE LLP


                           SHAREHOLDER PROPOSALS

     Proposals of shareholders must be received by the Company no later than December 10, 1997 to be considered for inclusion in the Company's proxy statement for its 1998 annual meeting of shareholders. Shareholder proposals should be made in accordance with Securities and Exchange Commission Rule 14a-8 and should be addressed to the attention of the Secretary of the Company, 620 South Platt Road, Milan, Michigan 48160.

                              By Order of the Board of Directors,

                              /s/ Michael J. McCloskey

                              Michael J. McCloskey
                              Vice-Chairman and Chief Executive Officer


April 9, 1997

                                APPENDIX A

                     THE COLONEL'S INTERNATIONAL, INC.

                       1995 LONG-TERM INCENTIVE PLAN


                                 SECTION 1

                  ESTABLISHMENT OF PLAN; PURPOSE OF PLAN

     1.1 ESTABLISHMENT OF PLAN. The Colonel's International, Inc., hereby establishes the 1995 LONG-TERM INCENTIVE PLAN (the "Plan") for its corporate, divisional, and Subsidiary directors, officers, and other key employees. The Plan permits the grant and award of Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, and Tax Benefit Rights.

     1.2 PURPOSE OF PLAN. The purpose of the Plan is to provide directors, officers, and key management employees of the Company, its divisions, and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of directors, officers, and key employees with the interests of the Company's stockholders through the opportunity for increased stock ownership, and to attract and retain officers and key employees of exceptional ability. The Plan is further intended to provide flexibility to the Company in structuring long-term incentive compensation to best promote the foregoing objectives.


                                 SECTION 2

                                DEFINITIONS

          The following words have the following meanings unless a different meaning is plainly required by the context:

     2.1  "Act" means the Securities Exchange Act of 1934, as amended.

     2.2  "Board" means the Board of Directors of the Company.

     2.3 "Change in Control" means (a) the sale, lease, exchange, or other transfer of substantially all of the Company's assets (in one transaction or in a series of related transactions) to, or the merger or consolidation of the Company with, a corporation that is not controlled by the Company; or (b) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act; PROVIDED THAT, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act), other than a Subsidiary or any employee benefit plan of the Company or a Subsidiary or any entity holding Common Stock pursuant to the terms of any such employee benefit plan, is or becomes the beneficial owner (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

     2.4  "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board and all of its members shall be "non-employee directors" as defined in Rule 16b-3 issued under the Act. The Board, in its discretion, may also require that members of the Committee be "outside directors" as defined in the rules promulgated pursuant to Section 162(m) of the Code.

     2.6 "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

     2.7 "The Company" means The Colonel's International, Inc., a Michigan corporation, and its successors and assigns.

     2.8 "Incentive Award" means the award or grant of a Stock Option, Stock Appreciation Right, Restricted Stock, Stock Award, or Tax Benefit Right to a Participant pursuant to the Plan.

     2.9 "Market Value" of any security on any given date means: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the last reported sales price on the principal such exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of highest and lowest bid prices for such security on the date in question, or if there are no such bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, the value as determined by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

     2.10 "Participant" means a corporate director or officer, divisional officer, or other key employee of the Company, its divisions, or its Subsidiaries who the Committee determines is eligible to participate in the Plan and who is designated to be granted an Incentive Award under the Plan.

     2.11 "Restricted Period" means the period of time during which Restricted Stock awarded under the Plan is subject to restrictions. The Restricted Period may differ among Participants and may have different expiration dates with respect to shares of Common Stock covered by the same Incentive Award.

     2.12 "Restricted Stock" means Common Stock awarded to a Participant pursuant to Section 6 of the Plan.

     2.13 "Retirement" means the voluntary termination of all employment and service as a director with the Company by a Participant after the Participant has attained 60 years of age, or age 55 with at least five years of service, or such other age as shall be determined by the Committee in its sole discretion or as otherwise may be set forth in the Incentive Award agreement or other grant document with respect to a Participant and a particular Incentive Award.

     2.14 "Stock Appreciation Right" means a right granted in connection with a Stock Option pursuant to Section 8 of the Plan.

     2.15 "Stock Award" means an award of Common Stock awarded to a Participant pursuant to Section 7 of the Plan.

     2.16 "Stock Option" means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, a Stock Option may be either an incentive stock option within the meaning of Section 422(b) of the Code or a nonqualified stock option, and the option shall be interpreted in accordance with such intention as stated in the applicable Stock Option Agreement.

     2.17 "Subsidiary" means any corporation or other entity of which fifty percent (50%) or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries of the Company.

     2.18 "Tax Benefit Right" means any right granted to a Participant pursuant to Section 9 of the Plan.


                                 SECTION 3

                              ADMINISTRATION

     3.1 POWER AND AUTHORITY. The Committee shall have full power and authority to interpret the provisions of the Plan, and shall have full power and authority to supervise the administration of the Plan. All determinations, interpretations, and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it deems advisable. Action may be taken by a written instrument signed by a majority of the members of the Committee, and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable. The members of the Committee shall not be paid any additional fees for their services.

     3.2 GRANTS OR AWARDS TO PARTICIPANTS. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as are consistent with the terms of the Plan, including, without limitation, the following: (a) the employees who shall be selected as Participants; (b) the nature and extent of the Incentive Awards to be made to each employee (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which an Incentive Award will vest or become exercisable, and the form of payment for the Incentive Award); (c) the time or times when Incentive Awards will be granted to employees; (d) the duration of each Incentive Award; and (e) the restrictions and other conditions to which payment or vesting of Incentive Awards may be subject.

     3.3 AMENDMENTS OR MODIFICATIONS OF AWARDS. The Committee shall have the authority to amend or modify the terms of any outstanding Incentive Award granted to an employee Participant in any manner, provided that the amended or modified terms are not prohibited by the Plan as then in effect, including, without limitation, the authority to: (a) modify the number of shares or other terms and conditions of an Incentive Award; (b) extend the term of an Incentive Award; (c) accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award; (d) accept the surrender of any outstanding Incentive Award; or (e) to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards.

Modification of options granted to nonemployee directors may be made only as necessary or desirable to comply with securities or income tax law. No such amendment or modification shall become effective without consent of the Participant except to the extent that such amendment operates solely to the benefit of the Participant.

     3.4 INDEMNIFICATION OF COMMITTEE MEMBERS. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company from and against any cost, liability, or expense imposed or incurred in connection with such person's or the Committee's taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan's administration by any appropriate person or persons.

     3.5 INCENTIVE AWARDS FOR NONEMPLOYEE DIRECTORS. Directors who are not also employees shall receive nondiscretionary Stock Options awarded automatically under the terms of subsection 5.5, and shall not receive other Incentive Awards.


                                 SECTION 4

                        SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in subsection 4.2 of the Plan, a maximum of 4,000,000 shares of Common Stock shall be available for Incentive Awards under the Plan. Such shares shall be authorized and may be either unissued or treasury shares.

     4.2 ADJUSTMENTS. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares, or any other change in the corporate structure or shares of the Company, the number and kind of securities subject to and reserved under the Plan, together with applicable exercise prices, shall be appropriately adjusted. No fractional shares shall be issued pursuant to the Plan, and any fractional shares resulting from adjustments shall be eliminated from the respective Incentive Awards, with an appropriate cash adjustment for the value of any Incentive Awards eliminated. If an Incentive Award is cancelled, surrendered, modified, exchanged for a substitute Incentive Award, or expires or terminates during the term of the Plan but prior to the exercise or vesting of the Incentive Award in full, the shares subject to but not delivered under such Incentive Award shall be available for other Incentive Awards.

                                 SECTION 5

                               STOCK OPTIONS

     5.1 GRANT. A Participant may be granted one or more Stock Options under the Plan. Stock Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. In addition, the Committee may vary, among Participants and among Stock Options granted to the same Participant, any and all of the terms and conditions of the Stock Options granted under the Plan. The Committee shall have complete discretion in determining the number of Stock Options granted to each Participant. The Committee may designate whether or not a Stock Option is to be considered an incentive stock option as defined in Section 422(b) of the Code.

     5.2 STOCK OPTION AGREEMENTS. Stock Options shall be evidenced by Stock Option agreements containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall from time to time determine. Stock Options shall be subject to the terms and conditions set forth in this Section 5.

     5.3 STOCK OPTION PRICE. The per share Stock Option price shall be determined by the Committee, but shall be a price that is equal to or greater than one hundred percent (100%) of the Market Value on the date of grant.

     5.4 MEDIUM AND TIME OF PAYMENT. The exercise price for each share purchased pursuant to a Stock Option granted under the Plan shall be payable in cash or, if the Committee consents, in shares of Common Stock (including Common Stock to be received upon a simultaneous exercise) or other consideration substantially equivalent to cash. The time and terms of payment may be amended with the consent of a Participant before or after exercise of a Stock Option, but such amendment shall not reduce the Stock Option price. The Committee may from time to time authorize payment of all or a portion of the Stock Option price in the form of a promissory note or installments according to such terms as the Committee may approve. The Board may restrict or suspend the power of the Committee to permit such loans and may require that adequate security be provided.

     5.5  STOCK OPTIONS GRANTED TO NONEMPLOYEE DIRECTORS.

          (a) AUTOMATIC GRANTS. Options shall be granted to nonemployee Directors on March 1 and September 1 of each year, and no discretionary options shall be granted to such Directors under the Plan. The number of shares subject to options granted on September 1, 1995, shall be 500 shares. The number of shares to be subject to options granted on each succeeding option date during the term of the Plan thereafter shall be 105% of the previous period's grant, with the result rounded up or down to the nearest 5 share increment. This provision for automatic grants shall be effective when there are insufficient shares available for such automatic grants under prior Company stock option plans.

          (b) PRICE AND TERMS. The price shall be 100% of the Market Value as of the date of the grant and may be paid in cash or shares of Common Stock. The term shall be ten years.

          (c) NEW DIRECTORS. Any new nonemployee Director elected or appointed other than on a grant date shall receive, as of the date of his or her election or appointment, an option for the number of shares granted to a nonemployee Director as of the previous grant date. The option price for such new Director shall be the higher of the market value as of the date of grant or the market value as of the prior grant date.

     5.6 LIMITS ON EXERCISABILITY. Stock Options shall be exercisable for such periods as may be fixed by the Committee, not to exceed 10 years from the date of grant. At the time of the exercise of a Stock Option, the holder of the Stock Option, if requested by the Committee, must represent to the Company that the shares are being acquired for investment and not with a view to the distribution thereof. The Committee may in its discretion require a Participant to continue the Participant's service with the Company and its Subsidiaries for a certain length of time prior to a Stock Option becoming exercisable and may eliminate such delayed vesting provisions. No Stock Option issued to directors and employees subject to
Section 16 of the Act shall be exercisable during the first six months of its term.

     5.7  RESTRICTIONS ON TRANSFERABILITY.

          (a) GENERAL. Unless the Committee otherwise consents or unless the Stock Option agreement or grant provide otherwise:
     (i) no Stock Options granted under the Plan may be sold, exchanged, transferred, pledged, assigned, or otherwise alienated or hypothecated except by will or the laws of descent and distribution; and (ii) all Stock Options granted to a Participant shall be exercisable during the Participant's lifetime only by such Participant, his guardian, or legal representative.

          (b) OTHER RESTRICTIONS. The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to the exercise of a Stock Option under the Plan as the Committee deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

     5.8 LIMITS ON GRANTS. No Participant shall be granted, during any calendar year, Options to purchase more than 1,000,000 shares of Common Stock, subject to adjustment as provided in subsection 4.2 of the Plan. The purpose of this subsection 5.8 is to ensure that the Plan provides performance based compensation under Section 162(m) of the Code. This subsection 5.8 shall be interpreted or amended to achieve that purpose.

     5.9  TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

          (a) GENERAL. If a Participant ceases to be employed by or a director of the Company or one of its Subsidiaries for any reason other than the Participant's death, disability, Retirement, or termination for cause, the Participant may exercise his Stock Options only for a period of three months after such termination of employment or director status, but only to the extent the Participant was entitled to exercise the Stock Options on the date of termination, unless the Committee otherwise consents or the terms of the Stock Option agreement or grant provide otherwise. For purposes of the Plan, the following shall not be deemed a termination of employment or officer status: (i) a transfer of an employee from the Company to any Subsidiary; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided that the employee's right to reemployment is guaranteed either by statute or contract; or (iv) a termination of employment with continued service as a director.

          (b) DEATH. If a Participant dies either while an employee or director of the Company or one of its Subsidiaries or after the termination of employment other than for cause but during the time when the Participant could have exercised a Stock Option under the Plan, the Stock Option issued to such Participant shall be exercisable by the personal representative of such Participant or other successor to the interest of the Participant for one year after the Participant's death, but only to the extent that the Participant was entitled to exercise the Stock Option on the date of death or termination of employment or directorship, whichever first occurred, unless the Committee otherwise consents or the terms of the Stock Option agreement or grant provide otherwise.

          (c) DISABILITY. If a Participant ceases to be an employee or director of the Company or one of its Subsidiaries due to the Participant's disability, the Participant may exercise a Stock Option for a period of one year following such termination of employment or directorship, but only to the extent that the

     Participant was entitled to exercise the Stock Option on the date of such event, unless the Committee otherwise consents or the terms of the Stock Option agreement or grant provide otherwise.

          (d) PARTICIPANT RETIREMENT. If a Participant Retires as an employee or director of the Company or one of its Subsidiaries, any Stock Option granted under the Plan may be exercised during the remaining term of the Stock Option, unless the terms of the Stock Option agreement or grant provide otherwise.

          (e) TERMINATION FOR CAUSE. If a Participant is terminated for cause, the Participant shall have no further right to exercise any Stock Option previously granted.


                                 SECTION 6

                             RESTRICTED STOCK

     6.1 GRANT. A Participant may be granted Restricted Stock under the Plan. Restricted Stock shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, consistent with the provisions of the Plan, to the vesting of Restricted Stock as it deems appropriate. No more than one-half of the total shares available for Incentive Awards under the Plan shall be awarded in the form of Restricted Stock. Forfeited Restricted Stock shall again become available for awards of Restricted Stock.

     6.2 RESTRICTED STOCK AGREEMENTS. Awards of Restricted Stock shall be evidenced by Restricted Stock agreements containing such terms and conditions, consistent with the provisions of the Plan, as the Committee shall from time to time determine. Unless a Restricted Stock agreement provides otherwise, Restricted Stock Awards shall be subject to the terms and conditions set forth in this Section 6.

     6.3  TERMINATION OF EMPLOYMENT OR OFFICER STATUS.

          (a) GENERAL. In the event of termination of employment during the Restricted Period for any reason other than death, disability, Retirement, or termination for cause, then any shares of Restricted Stock still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company; PROVIDED, HOWEVER, that in the event of a voluntary or involuntary termination of the employment of a Participant by the Company, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all such shares of Restricted Stock and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate. For purposes of the

     Plan, the following shall not be deemed a termination of employment: (i) a transfer of an employee from the Company to any Subsidiary; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided that the employee's right to reemployment is guaranteed either by statute or contract; and (iv) a termination of employment with continued service as a director.

          (b) DEATH, RETIREMENT, OR DISABILITY. Unless the Committee otherwise consents or unless the terms of the Restricted Stock agreement or grant provide otherwise, in the event a Participant terminates his or her employment with the Company because of death, disability, or Retirement during the Restricted Period, the restrictions applicable to the shares of Restricted Stock shall terminate automatically with respect to that number of shares (rounded to the nearest whole number) equal to the total number of shares of Restricted Stock granted to such Participant multiplied by the number of full months that have elapsed since the date of grant divided by the maximum number of full months of the Restricted Period. All remaining shares shall be forfeited and returned to the Company; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, waive the restrictions remaining on any or all such remaining shares of Restricted Stock either before or after the death, disability, or Retirement of the Participant.

          (c) TERMINATION FOR CAUSE. If a Participant's employment is terminated for cause, the Participant shall have no further right to exercise or receive any Restricted Stock, and all Restricted Stock still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company.

     6.4  RESTRICTIONS ON TRANSFERABILITY.

          (a) GENERAL. Unless the Committee otherwise consents or unless the terms of the Restricted Stock agreement or grant provide otherwise: (i) shares of Restricted Stock shall not be sold, exchanged, transferred, pledged, assigned, or otherwise alienated or hypothecated during the Restricted Period except by will or the laws of descent and distribution; and (ii) all rights with respect to Restricted Stock granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant, his or her guardian, or legal representative.

          (b) OTHER RESTRICTIONS. The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to an award of Restricted Stock under the Plan as the Committee deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

     6.5 LEGENDING OF RESTRICTED STOCK. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

          The shares represented by this certificate were issued subject to certain restrictions under The Colonel's International, Inc. 1995 LONG-TERM INCENTIVE PLAN (the "Plan"). A copy of the Plan is on file in the office of the Secretary of the Company. This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement, and that provides for forfeiture upon certain events.

     6.6 REPRESENTATIONS AND WARRANTIES. A Participant who is awarded Restricted Stock shall represent and warrant that the Participant is acquiring the Restricted Stock for the Participant's own account and investment and without any intention to resell or redistribute the Restricted Stock. The Participant shall agree not to resell or distribute such Restricted Stock after the Restricted Period except upon such conditions as the Company may reasonably specify to ensure compliance with federal and state securities laws.

     6.7 RIGHTS AS A STOCKHOLDER. A Participant shall have all voting, dividend, liquidation, and other rights with respect to Restricted Stock held of record by such Participant as if the Participant held unrestricted Common Stock; PROVIDED, HOWEVER, that the unvested portion of any award of Restricted Stock shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to subsections 6.1 and 6.4 of the Plan. Unless the Committee otherwise determines or unless the terms of the Restricted Stock agreement or grant provide otherwise, any noncash dividends or distributions paid with respect to shares of unvested Restricted Stock shall be subject to the same restrictions as the shares to which such dividends or distributions relate.


                                 SECTION 7

                               STOCK AWARDS

     7.1 GRANT. A Participant may be granted one or more Stock Awards under the Plan in lieu of, or as payment for, the rights of a Participant under any other compensation plan, policy, or program of the Company or its

Subsidiaries. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.

     7.2 RIGHTS AS A STOCKHOLDER. A Participant shall have all voting, dividend, liquidation, and other rights with respect to shares of Common Stock issued to the Participant as a Stock Award under this Section 7 upon the Participant becoming the holder of record of the Common Stock granted pursuant to such Stock Awards; PROVIDED, HOWEVER, that the Committee may impose such restrictions on the assignment or transfer of Common Stock awarded pursuant to a Stock Award as it deems appropriate.


                                 SECTION 8

                         STOCK APPRECIATION RIGHTS

     8.1 GRANT. The Committee may grant Stock Appreciation Rights to individuals granted related options under the Plan.

     8.2 RESTRICTIONS. A Stock Appreciation Right may be granted simultaneously with or subsequent to the option to which the right is related, but each Stock Appreciation Right must relate to a particular option. In exchange for the surrender in whole or in part of the right to exercise the related option to purchase shares of Common Stock, the exercise of a Stock Appreciation Right shall entitle a Plan participant to an amount equal to the appreciation in value of the shares covered by the related option surrendered. Such appreciation in value shall be equal to the excess of the market value of such shares at the time of the exercise of the Stock Appreciation Right over the option price of such shares. Stock Appreciation Rights may be exercised only when the related option could be exercised and only when the market price of the stock subject to the option exceeds the exercise price of the option. Neither a Stock Appreciation Right nor any related stock option issued to officers and directors subject to Section 16 of the Securities and Exchange Act of 1934 shall be exercisable during the first six months of the terms of the respective right or option.

     8.3 PAYMENT. Upon the exercise of a Stock Appreciation Right, payment by the Company may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock. The Committee shall have sole discretion to determine the form of payment made upon the exercise of a Stock Appreciation Right. If payment is made in shares of Common Stock, such shares shall be valued at their market value as of the date of surrender of the right to exercise the option. When an appreciation right is exercised pursuant to an option, the shares subject to the underlying option shall no longer be available for grant of Incentive Awards under the Plan.

                                 SECTION 9

                            TAX BENEFIT RIGHTS

     9.1 GRANT. A Participant may be granted Tax Benefit Rights under the Plan to encourage a Participant to exercise Stock Options and provide certain tax benefits to the Company. A Tax Benefit Right entitles a Participant to receive from the Company or a Subsidiary a cash payment not to exceed the amount calculated by multiplying the ordinary income, if any, realized by the Participant for federal tax purposes as a result of the exercise of a nonqualified stock option, or the disqualifying disposition of shares acquired under an incentive stock option, by the maximum federal income tax rate (including any surtax or similar charge or assessment) for corporations, plus the applicable state and local tax imposed on the exercise of the Stock Option or the disqualifying disposition.

     9.2 RESTRICTIONS. A Tax Benefit Right may be granted only with respect to a stock option issued and outstanding or to be issued under the Plan or any other plan of the Company or its Subsidiaries that has been approved by the shareholders as of the date of the Plan and may be granted concurrently with or after the grant of the stock option. Such rights with respect to outstanding stock options shall be issued only with the consent of the Participant if the effect would be to disqualify an incentive stock option, change the date of grant or the exercise price, or otherwise impair the Participant's existing stock options. A stock option to which a Tax Benefit Right has been attached shall not be exercisable by a director, officer or employee subject to Section 16 of the Act for a period of six months from the date of the grant of the Tax Benefit Right.

     9.3 TERMS AND CONDITIONS. The Committee shall determine the terms and conditions of any Tax Benefit Rights granted and the Participants to whom such rights will be granted with respect to stock options under the Plan or any other plan of the Company. The Committee may amend, cancel, limit the term of, or limit the amount payable under a Tax Benefit Right at any time prior to the exercise of the related stock option, unless otherwise provided under the terms of the Tax Benefit Right. The net amount of a Tax Benefit Right, subject to withholding, may be used to pay a portion of the stock option price, unless otherwise provided by the Committee.


                                SECTION 10

                             CHANGE IN CONTROL

     10.1 ACCELERATION OF VESTING. If a Change in Control of the Company shall occur, then, unless the Committee or the Board otherwise determines with respect to one or more Incentive Awards, without action by the Committee or the Board (a) all outstanding Stock Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the Participants to whom such Stock Options have been granted remain in the employ or service of the Company or any Subsidiary; and (b) all other outstanding Incentive Awards shall become immediately fully vested and nonforfeitable.

     10.2 CASH PAYMENT FOR STOCK OPTIONS. If a Change in Control of the Company shall occur, then the Committee, in its sole discretion, and without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Stock Options shall receive, with respect to some or all of the shares of Common Stock subject to such Stock Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the greater of the excess of (a) the highest sales price of the shares on the NASDAQ Market System (or other public exchange upon which the Company's stock is then traded) on the date immediately prior to the effective date of such Change in Control of the Company or (b) the highest price per share actually paid in connection with any Change in Control of the Company over the exercise price per share of such Stock Options.

     10.3 LIMITATION ON CHANGE IN CONTROL PAYMENTS. Notwithstanding anything in subsection 10.1 or 10.2 to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in subsection 10.1 or the payment of cash in exchange for all or part of a Stock Option as provided in subsection 10.2 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other payments that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the payments to such Participant pursuant to subsection 10.1 or 10.2 shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.


                                SECTION 11

                            GENERAL PROVISIONS

     11.1 NO RIGHTS TO AWARDS. No Participant or other person shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation of uniformity of treatment of Participants or holders or beneficiaries of Incentive Awards under the Plan. The terms and conditions of Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant.

     11.2 WITHHOLDING.  The Company or a Subsidiary shall be entitled to
(a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state, and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise, or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of Common Stock received upon exercise of an incentive stock option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Incentive Award. Unless the Committee determines otherwise, withholding may be satisfied by withholding Common Stock to be received upon exercise or by delivery to the Company of previously owned Common Stock. The Company may establish such rules and procedures concerning timing of any withholding election as it deems appropriate to comply with Rule 16b-3 under the Act.

     11.3 COMPLIANCE WITH LAWS; LISTING AND REGISTRATION OF SHARES. All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to all applicable laws, rules, and regulations, and to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Incentive Award or the issue or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     11.4 LIMIT ON PLAN AWARDS. No Participant shall be eligible to receive Incentive Awards under the Plan which in the aggregate constitute more than 25% of the total Incentive Awards granted under the Plan.

     11.5 NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, including the grant of stock options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

     11.6 NO RIGHT TO EMPLOYMENT. The grant of an Incentive Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. The Company or any Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any written agreement with a Participant.

     11.7 GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

     11.8 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                                SECTION 12

                         TERMINATION AND AMENDMENT

          The Board may terminate the Plan at any time, or may from time to time amend the Plan as it deems proper and in the best interests of the Company, provided that without stockholder approval no such amendment may:
(a) materially increase either the benefits to Participants under the Plan or the number of shares that may be issued under the Plan; (b) materially modify the eligibility requirements; (c) modify the formula grant provisions of subsection 5.5 with respect to nonemployee directors more than once in any six month period, or (d) impair any outstanding Incentive Award without the consent of the Participant, except according to the terms of the Plan or the Incentive Award. No termination, amendment, or modification of the Plan shall become effective with respect to any Incentive Award previously granted under the Plan without the prior written consent of the Participant holding such Incentive Award unless such amendment or modification operates solely to the benefit of the Participant.


                                SECTION 13

                  EFFECTIVE DATE AND DURATION OF THE PLAN

          This Plan shall take effect upon approval by the shareholders at the 1995 Annual Meeting of Shareholders or any adjournment thereof or at a Special Meeting of Shareholders. Unless earlier terminated by the Board of Directors, the Plan shall terminate on November 21, 2005. No Incentive Award shall be granted under the Plan after such date.

                                APPENDIX B

                     THE COLONEL'S INTERNATIONAL, INC.

                  1997 STOCK OPTION AND RESTRICTED STOCK
                     PLAN FOR SELECTED NON-EMPLOYEES


                                 SECTION 1

                  ESTABLISHMENT OF PLAN; PURPOSE OF PLAN

     1.1 ESTABLISHMENT OF PLAN. The Colonel's International, Inc. hereby establishes the 1997 Stock Option and Restricted Stock Plan for Selected Non-Employees (the "Plan"). The Plan permits the grant or award of Options and Restricted Stock to certain persons who are not employees of the Company or any of its subsidiaries but who provide services to the Company or its subsidiaries in the production, manufacture, development, marketing or sale of their products.

     1.2 PURPOSE OF PLAN. The purpose of the Plan is to provide Selected Non-Employees with the right to receive or purchase the Common Stock of the Company so as to join their interests with the interests of the Company and its shareholders through an increased opportunity for stock ownership.


                                 SECTION 2

                                DEFINITIONS

     The following words have the following meanings unless a different meaning is plainly required by the context:

     2.1  "Act" means the Securities Exchange Act of 1934, as amended.

     2.2  "Board" means the Board of Directors of the Company.

     2.3  "Code" means the Internal Revenue Code of 1986, as amended.

     2.4 "Committee" means the Compensation Committee of the Board or such other committee as the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board and all of its members shall be "non-employee directors" as defined in Rule 16b-3 issued under the Act. The Board, in its discretion, may also require that members of the Committee be "outside directors" as defined in the rules promulgated pursuant to Section 162(m) of the Code.

     2.5 "Common Stock" means the common stock, $0.01 par value, of the Company.

     2.6 "Company" means The Colonel's International, Inc., a Michigan corporation.

     2.7 "Competition" means participation, directly or indirectly, in the ownership, management, financing or control of any business that is the same as or similar to the present or future businesses of the Company or its parent or any Subsidiary. Such participation could be by way of employment, consulting services, directorship or officership. Ownership of less than five percent (5%) of the shares of any corporation whose shares are traded publicly on any national or regional stock exchange or over the counter shall not be deemed Competition.

     2.8 "Incentive Award" means the award or grant of an Option or Restricted Stock to a Participant under the Plan.

     2.9 "Market Value" of any security on any given date means: (a) if the security is listed for trading on The NASDAQ Stock Market or one or more national securities exchanges, the last reported sales price on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on the first day prior thereto on which such security was so traded; or (b) if the security is not so listed for trading but is traded in the over-the-counter market, the mean of highest bid and lowest asked prices for such security on the date in question, or if there are no such bid and asked prices for such security on such date, the mean of the highest bid and lowest asked prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, the value as determined by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

     2.10 "Option" means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may not be an incentive stock option within the meaning of Section 422(b) of the Code.

     2.11 "Participant" means a Selected Non-Employee who the Board of Directors or the Committee determines is eligible to participate in the Plan and who is designated to be granted an Incentive Award under the Plan.

     2.12 "Restricted Period" means the period of time during which Restricted Stock awarded under the Plan is subject to restrictions. The Restricted Period may differ among Participants and may have different expiration dates with respect to shares of Common Stock covered by the same Incentive Award.

     2.13 "Restricted Stock" means Common Stock awarded to a Participant under Section 6 of the Plan.

     2.14 "Selected Non-Employee" means an individual not employed by the Colonel's International, Inc. or any of its subsidiaries who provides services to the Company or its subsidiaries in the production, manufacture, development, marketing or sale of their products and who has been deemed by the Board of Directors as a Selected Non-Employee. The Board of Directors shall determine the persons deemed to be Selected Non-Employees or the standard or method used to determine the persons to be considered Selected Non-Employees.

     2.15 "Subsidiary" means any corporation of which a majority of the outstanding voting stock is directly or indirectly owned or controlled by the Company, or by one or more Subsidiaries.


                                 SECTION 3

                              ADMINISTRATION

     3.1 POWER AND AUTHORITY. The Committee shall administer the Plan, shall have full power and authority to interpret the provisions of the Plan, and shall have full power and authority to supervise the administration of the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it deems advisable. Action may be taken by a written instrument signed by all of the members of the Committee, and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable. The members of the Committee shall not be paid any additional fees for their services.

     3.2 GRANTS OR AWARDS TO PARTICIPANTS. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to: determine whether and when Incentive Awards will be granted, the persons or entities to be granted Incentive Awards, the amount of Incentive Awards to be granted to each person and the terms of the Incentive Awards to be granted; vary and amend vesting schedules, if any; and waive any restrictions or conditions applicable to any Incentive Award. Incentive Awards shall be granted or awarded by the Committee, and Incentive Awards may be amended by the Committee consistent with the Plan, provided that no such amendment may become effective without the consent of the Participant, except to the extent that the amendment operates solely to the benefit of the Participant.

     3.3 INDEMNIFICATION OF COMMITTEE MEMBERS. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person's or the Committee's taking or failing to take any action under the Plan. Each such person shall be justified in relying upon information furnished in connection with the Plan's administration by any appropriate person or persons.


                                 SECTION 4

                        SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in subsection 4.2 of the Plan, a maximum of 200,000 shares of Common Stock shall be available for Incentive Awards under the Plan, with a maximum of 30,000 shares available for issuance in any one year. Such shares shall be authorized and unissued shares.

     4.2 ADJUSTMENTS. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or any other change in the corporate structure or shares of the Company, the aggregate number and class of shares available for grants or awards under the Plan, together with the Option prices, shall be appropriately adjusted. No fractional shares shall be issued pursuant to the Plan, and any fractional shares resulting from adjustments shall be eliminated from the respective Incentive Award, with an appropriate cash adjustment for the value of any Incentive Awards eliminated. If an Incentive Award is canceled, surrendered, modified, expired or terminated during the term of the Plan but prior to the exercise or vesting of the Incentive Award in full, the shares subject to but not delivered under such Incentive Award shall be available for other Incentive Awards.


                                 SECTION 5

                                  OPTIONS

     5.1 GRANT. A Participant may be granted one or more Options under the Plan. Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. The Committee may vary, among Participants and among Options granted to the same Participant, any and all of the terms and conditions of the Options granted under the Plan. The Committee shall have complete discretion in determining the number of Options granted to each Participant.

     5.2 OPTION AGREEMENTS. Each Option shall be evidenced by an Option agreement containing such terms and conditions, consistent with the provisions of the Plan, as the Committee from time to time determines. Option agreements may be amended by the Committee consistent with the Plan, but no such amendment shall be effective as to a Participant without the Participant's consent unless the amendment operates solely to the benefit of the Participant.

     5.3 OPTION PRICE. The per share Option price shall not be less than the Market Value on the date of grant. The date of grant of an Option shall be the date the Option is authorized by the Committee or such future date specified by the Committee as the date for issuing the Option.

     5.4 MEDIUM AND TIME OF PAYMENT. The exercise price for each share purchased pursuant to an Option granted under the Plan shall be payable in cash or, if the Committee consents, in shares of Common Stock (including Common Stock to be received upon a simultaneous exercise). The time and terms of payment may be amended with the consent of the Participant before or after exercise of the Option, but such amendment shall not reduce the Option price. The Committee may from time to time authorize payment of all or a portion of the Option price in the form of a promissory note or installments according to such terms as the Committee may approve. The Board may restrict or suspend the power of the Committee to permit such loans and may require that adequate security be provided.

     5.5 LIMITS ON EXERCISABILITY. Options shall be exercisable for such periods as may be fixed by the Committee, not to exceed ten years from the grant date. At the time of the exercise of an Option, the holder of the Option, if requested by the Committee, must represent to the Company that the shares are being acquired for investment and not with a view to the distribution thereof. The Committee may also vary, among Participants and among Options granted to the same Participant, any and all of the terms and conditions of Options granted under the Plan.

     5.6  TRANSFERABILITY.

          (a) GENERAL. Unless the Committee otherwise consents or unless the terms of the Option agreement provide otherwise, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution if the participant is a natural person. In addition, all Options granted to a Participant during the Participant's lifetime shall be exercisable during the Participant's lifetime only by such Participant, his guardian, or legal representative.

          (b) OTHER RESTRICTIONS. The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

     5.7  RESTRICTIONS ON EXERCISE.

          (a) GENERAL. The Committee may impose such restrictions as it deems appropriate on the Participant's right to exercise any Options granted. Such restrictions shall be specified in the Option Agreement entered into with the Participant under Section 5.2.

          (b) SPECIFIC RESTRICTIONS. Notwithstanding the Committee's right to impose additional restrictions under Section 5.7(a), the following restrictions shall also apply:

               (i) If the Participant ceases to be a Selected Non-Employee for any reason other than death or disability, the Option issued to such Participant shall no longer be exercisable. If a Participant dies or becomes disabled, the Option shall be exercisable by the Participant or personal representative for a period of three months after the date the Participant ceases to be a Selected Non-Employee, but only to the extent that the Participant was entitled to exercise the Option on the date the Participant ceases to be a Selected Non-Employee unless the Option agreement provides otherwise or the Committee otherwise consents;

               (ii) If the Committee determines that the Participant has entered into Competition with the Company or any of its Subsidiaries, the Participant's right to exercise any outstanding Options shall terminate as of that date of entry into Competition. The Committee shall have sole discretion in making such determination.


                                 SECTION 6

                             RESTRICTED STOCK

     6.1 GRANT. A Participant may be granted Restricted Stock under the Plan. Restricted Stock shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. Restricted Stock shall be awarded on the condition that the Participant continues to perform certain services or meets certain requirements as provided by the Committee in the Restricted Stock Agreement.

     6.2 RESTRICTED STOCK AGREEMENTS. Each award of Restricted Stock shall be evidenced by a Restricted Stock Agreement containing such terms and conditions, consistent with the provisions of the Plan, as the Committee from time to time determines. Restricted Stock Agreements may be amended by the Committee consistent with the Plan, but no such amendment shall be effective as to a Participant without the Participant's consent unless the amendment operated solely for the benefit of the Participant.

     6.3 TERMINATION OF SELECTED NON-EMPLOYEE STATUS. In addition to any restrictions that the Committee may impose on the award of Restricted Stock the following restrictions shall apply:

          (a) COMPETITION. If the Committee determines that the Participant has entered into Competition with the Company or any of its Subsidiaries or ceases to be a Selected Non-Employee for any reason other than by reason of death or disability, then any shares of Restricted Stock still subject to restrictions on the date of such determination shall automatically be forfeited and returned to the Company.

          (b) DEATH OR DISABILITY. Unless the terms of the Restricted Stock Agreement or grant provide otherwise, in the event a Participant is no longer a Selected Non-Employee because of death or disability during the Restricted Period, the Participant's right to all of the Participant's Restricted Stock shall vest as of the date of death or disability, and the Participant's Restricted Stock may be transferred free of any restrictions under the Plan, except any restrictions as the Company may reasonably specify to ensure compliance with federal and state securities laws.

     6.4  RESTRICTIONS ON TRANSFERABILITY.

          (a) GENERAL. Unless the Committee otherwise consents or unless the terms of the Restricted Stock Agreement provide otherwise, shares of Restricted Stock shall not be sold, exchanged, transferred, pledged or otherwise disposed of by a Participant during the Restricted Period other than to the Company pursuant to subsection 6.3 or 6.4(b) or by will or the laws of descent and distribution.

          (b) SURRENDER TO THE COMPANY. If any sale, exchange, transfer, pledge or other disposition, voluntary or involuntary, of Restricted Stock that has not vested shall be made or attempted during the Restricted Period, except as provided above in subsections 6.3 and 6.4(b), the Participant's right to the Restricted Stock shall immediately cease and terminate, and the Participant shall promptly surrender to the Company all such Restricted Stock in the Participant's possession.

          (c) OTHER RESTRICTIONS. The Committee may impose other restrictions on any shares of Common Stock acquired pursuant to an award of Restricted Stock as the Committee deems advisable, including, without limitation, restrictions under applicable federal or state securities laws.

     6.5 RIGHTS AS A SHAREHOLDER. During the Restricted Period, a Participant shall have all rights of a shareholder with respect to his Restricted Stock, including (a) the right to vote any shares at shareholders' meetings; (b) the right to receive, without restriction, all cash dividends paid with respect to such Restricted Stock; and (c) the right to participate with respect to such Restricted Stock in any stock dividend, stock split, recapitalization or other adjustment in the Common Stock of the Company or any merger, consolidation or other reorganization involving an increase or decrease or adjustment in the Common Stock of the Company. Any new, additional or different shares or other security received by the Participant pursuant to any such stock dividend, stock split, recapitalization or reorganization shall be subject to the same terms, conditions and restrictions as those relating to the Restricted Stock for which such shares were received.

     6.6  DEPOSIT OF CERTIFICATES; LEGENDING OF RESTRICTED STOCK.

          (a) DEPOSIT OF CERTIFICATES. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall be registered in the name of the relevant Participant and deposited, together with a stock power endorsed in blank, with the Company. In the discretion of the Committee, any such certificates may be deposited in a bank designated by the Committee or delivered to the Participant. Certificates for shares of Restricted Stock that have vested shall be delivered to the Participant upon request within a reasonable period of time. The Participant shall sign all documents necessary or appropriate to facilitate such delivery.

          (b) LEGEND. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

          The shares represented by this certificate are held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement, and that provides for forfeiture upon certain events. A copy of that Agreement is on file in the office of the Secretary of The Colonel's International, Inc.

     6.7 REPRESENTATIONS AND WARRANTIES. A Participant who is awarded Restricted Stock shall represent and warrant that the Participant is acquiring the Restricted Stock for the Participant's own account and investment and without any intention to resell or redistribute the Restricted Stock. The Participant shall agree not to resell or redistribute such Restricted Stock after the Restricted Period except upon such conditions as the Company may reasonably specify to ensure compliance with federal and state securities laws.


                                 SECTION 7

                            GENERAL PROVISIONS

     7.1 NO RIGHTS TO AWARDS. No Participant or other person shall have any claim to be granted any Incentive Award, and there is no obligation of uniformity of treatment of Participants or holders or beneficiaries of Incentive Awards. The terms and conditions of the Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant.

     7.2 COMPLIANCE WITH LAWS; LISTING AND REGISTRATION OF SHARES. All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to applicable laws, rules and regulations, and to the requirement that if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Incentive Award or the issue or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     7.3 NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

     7.4 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

     7.5 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                                 SECTION 8

                  EFFECTIVE DATE AND DURATION OF THE PLAN

     This Plan shall take effect February 20, 1997, subject to approval by the shareholders at the 1997 Annual Meeting of Shareholders, or any adjournment thereof or at a special meeting of shareholders. Unless earlier terminated by the Board of Directors, the Plan shall terminate on February 19, 2007. No Incentive Award shall be granted under this Plan after such date.


                                 SECTION 9

                         TERMINATION AND AMENDMENT

     The Board may terminate the Plan at any time, or may from time to time amend the Plan as it deems proper and in the best interests of the Company, provided that without shareholder approval no such amendment may
(a) materially increase either the benefits to Participants under the Plan or the number of shares that may be issued under the Plan; (b) materially modify the eligibility requirements; (c) reduce the Option price (except pursuant to adjustments under subsection 4.2); or (d) impair any outstanding Incentive Award without the consent of the Participant, except according to the terms of the Incentive Award. No termination, amendment, or modification of the Plan shall become effective with respect to any Incentive Award previously granted under the Plan without the prior written consent of the Participant holding such Incentive Award unless such amendment or modification operates solely to the benefit of the Participant.















[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                  REVOCABLE PROXY

                          THE COLONEL'S INTERNATIONAL, INC.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder hereby appoints Michael J. McCloskey and Richard S. Schoenfeldt, and each of them, each with full power of substitution, proxies to represent the shareholder listed on the reverse side of this Proxy and to vote all shares of Common Stock of The Colonel's International, Inc. that the shareholder would be entitled to vote on all matters which come before the Annual Meeting of Shareholders to be held at the offices of The Colonel's International, Inc., 620 South Platt Road, Milan, Michigan 48160, on Tuesday, April 22, 1997, at 10 a.m. local time, and any adjournment of that meeting.


[                                  ]



IMPORTANT -- Please sign exactly as your name(s) appears on this Proxy. When signing on behalf of a corporation, partnership, estate or trust, indicate title or capacity of person signing. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN


[Date                      ]

[Signature of Shareholder(s)                               ]




1.     ELECTION OF DIRECTORS

       Nominees: Patsy L. Williamson, Michael J. McCloskey, Mark D. Stevens, Ben C. Parr, John M. Darcy, J. Daniel Frisina, and Donald R. Gorman

                 FOR [ ]       WITHHOLD [ ]       FOR ALL EXCEPT [ ]

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THAT NOMINEE'S NAME IN THE LIST ABOVE.)

     Your Board of Directors Recommends that You Vote FOR ALL NOMINEES

2. Proposal to approve the amendments to The Colonel's International, Inc. 1995 Long-Term Incentive Plan

                 FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

       Your Board of Directors Recommends that You Vote FOR this Proposal



3. Proposal to approve the 1997 Stock Option and Restricted Stock Plan for Selected Non-Employees

                 FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

       Your Board of Directors Recommends that You Vote FOR this Proposal



4. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

                 FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

       Your Board of Directors Recommends that You Vote FOR this Proposal



     IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ON THIS PROXY AS DIRECTORS AND FOR APPROVAL OF EACH PROPOSAL IDENTIFIED ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.
--------------------------------------------------------------------------------


                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                       PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                            THE COLONEL'S INTERNATIONAL, INC.
                           c/o Registrar and Transfer Company
                                   10 Commerce Drive
                            Cranford, New Jersey 07016-3572